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                                                                Exhibit 10.1
                            EMPLOYMENT AGREEMENT


         THIS EMPLOYMENT AGREEMENT (the "Agreement"), made and entered into on the 21st day of December, 1994, to be effective as of the 1st day of November, 1994, by and between DIBRELL BROTHERS, INCORPORATED (the "Company"), a corporation organized and existing under the laws of the Commonwealth of Virginia and having its principal office at Danville, Virginia, and CLAUDE B. OWEN, JR. (the "Executive"), an individual residing at Danville, Virginia.


                               R E C I T A L S:

         The Company is engaged in the business of purchasing and processing leaf tobacco and selling processed tobacco to manufacturers of cigarettes and other consumer tobacco products. The Executive is experienced in, and knowledgeable concerning, all aspects of the business of the Company. The Executive has heretofore been employed by the Company as its Chairman and Chief Executive Officer. The Company desires to continue to employ the Executive as Chairman and Chief Executive Officer of the Company, and the Executive desires to continue to be employed by the Company in that capacity. Furthermore, the Company desires to provide for the Executive certain disability, death, severance and supplemental retirement benefits in addition to those provided by the employee benefit plans of the Company. The Company and the Executive desire to reduce to writing the terms of their understanding and to provide for the Executive's continued employment by the Company pursuant to the terms of this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and obligations herein and the compensation the Company agrees herein to pay the Executive, and of other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Executive agree as follows:


         ARTICLE 1. EMPLOYMENT OF EXECUTIVE. Subject to the terms and conditions set forth in this Agreement, the Company hereby employs the Executive and the Executive hereby accepts such employment for the period stated in ARTICLE 3 of this Agreement.


         ARTICLE 2.    POSITION, RESPONSIBILITIES AND DUTIES.


         2.1 Position and Responsibilities. The Executive shall serve as Chairman and Chief Executive Officer of the Company on the conditions herein provided. The Executive shall provide such executive services in the management of the Company's business not inconsistent with his position and the provisions of Section 2.2 as shall be assigned to him from time to time by the Board of Directors of the Company (the "Board").




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         2.2   Duties.  In addition to having the responsibilities
    described in Section 2.1, the Executive shall also serve, if elected, as an officer and director of the Company or of any subsidiary or affiliate of the Company. Except for illness, reasonable vacation periods, and reasonable leaves of absence, the Executive shall devote his full business time, attention, skill, energies and efforts to the faithful performance of his duties hereunder and to the business and affairs of the Company and any subsidiary or affiliate of the Company and shall not during his employment by the Company be employed in any other business activity, whether or not such activity is pursued for gain, profit or other pecuniary advantage; provided however, that (i) the Executive may continue to serve on the board of directors of American National Bankshares, Inc. and Richfood Holdings, Inc.; (ii) with the approval of the Board, the Executive may serve, or continue to serve, on the board of directors of, and hold any other offices or positions in, other companies or organizations, which, in the Board's judgment, will not present any conflict of interest with the Company or any of its subsidiaries or affiliates or divisions, or materially affect the performance of the Executive's duties pursuant to this Agreement and (iii) the Executive shall not be prevented from investing his personal assets in any business which does not competewith the Company or with any subsidiary or affiliate of the Company, where the form or manner of such investment will not require substantial services on the part of the Executive in the operation of business in which such investment is made. Notwithstanding the foregoing, the duties of the Executive (i) shall not be expanded without the Executive's prior approval and (ii) shall not require him to relocate his residence from Danville, Virginia, and shall not make it impractical for him to continue to reside there or cause him to reside away from there for extended periods of time.

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         ARTICLE 3.    TERM.


         3.1 Term of Employment. The term of the Executive's employment under this Agreement shall be effective as of November 1, 1994, and shall continue until the earliest to occur of the following (the "Termination Date"): (i) October 31, 1999 (except as otherwise provided in this Section 3.1); (ii) the last day of the Employment Year (as defined in this Section 3.1) in which the Executive attains the age of sixty-five
    (65); (iii) the date of death of the Executive; (iv) the date coinciding with the end of one hundred eighty (180) days of continuous "Total Disability" of the Executive (as defined in ARTICLE 7); (v) the specified date of termination under the Notice Exception (as defined in Section 3.2); (vi) the date of termination under the Cause Exception (as defined in Section 3.3); or (vii) the date the Executive terminates his employment for Good Reason (as defined in Section 3.4). In the event that the Initial Term (as defined in this Section 3.1) shall expire for the terminating event described in subparagraph (i) of this Section 3.1, then, notwithstanding the provisions of subparagraph (i) of this Section 3.1, the term of this Agreement shall be extended automatically, without any further action by the Company or the Executive, for successive one-year periods (each, an "Extension Period") following the expiration of the Initial Term (as defined in this Section 3.1) (by reason of the terminating event described in subparagraph (i) of this Section 3.1) or any succeeding one-year Extension Period (except as otherwise provided in this Section 3.1). If either party hereto desires for the Term to expire at the end of the Initial Term or at the end of any succeeding one-year Extension Period, such party shall give written notice of such desire to the other party no later than September 1 of the Employment Year (as defined in this Section 3.1) in which the Initial Term (as defined in this
    Section 3.1) will expire or September 1 of any succeeding one-year Extension Period. The "Initial Term" is the period beginning on November 1, 1994, and ending on October 31, 1999. All references herein to the term of the Executive's employment (the "Term") shall refer to the Initial Term and shall include any Extension Period. Each twelve-month period beginning November 1 during the Term is referred to herein as an "Employment Year."


         3.2 Termination of Giving Notice. If either party hereto desires to terminate the Executive's employment prior to the expiration of the Term, such party shall give not less than sixty (60) days written notice of such desire to the other party specifying the date of termination (the "Notice Exception"). Notwithstanding the foregoing, the Notice Exception shall not be effected by the Company while the Executive is Totally Disabled as provided in ARTICLE 7.


         3.3 Termination for Cause; Automatic Termination. The Company shall at all times have the right to discharge the Executive for Cause. For purposes of this Agreement, Cause shall be limited to one or more of the following: (i) habitual intoxication by the Executive while performing his duties under this Agreement; (ii) theft or embezzlement;
    (iii) alcoholism; (iv) drug addiction; (v) conviction of a felony; or (vi) willful, flagrant, deliberate and repeated infractions of material published policies and regulations of the Company of which the Executive has actual knowledge (the "Cause Exception"). If the Company desires to discharge the Executive under the Cause Exception, it shall give notice

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    to the Executive as provided in Section 3.5 and the Executive shall have thirty (30) days after notice has been given to him in which to cure the reason for the Company's exercise of the Cause Exception. If the reason for the Company's exercise of the Cause Exception is timely cured by the Executive, the Company's notice shall become null and void. For purpose of this Agreement, Cause shall not include the Executive's Total Disability (as defined in Section 7.4).


         3.4 Good Reason. In addition to termination under the Notice Exception, the Executive may terminate his employment at any time for Good Reason (as defined in this Section 3.4). If the Executive desires to terminate his employment for Good Reason, he shall give notice to the Company as provided in Section 3.5. For purposes of this Section 3.4, "Good Reason" shall mean any of the following:


                  (a) The Executive's resignation from the Company's employment on account of the failure by the Board to reelect the executive to a responsible executive position in the Company and the Executive then elects to leave the Company's employment within six
         (6) months of such failure to so reelect or reappoint the Executive;

                  (b) The Executive's resignation from the Company's employment on account of a material modification by the Board of the duties, functions and responsibilities of the Executive as the Company's Chairman and Chief Executive Officer without his consent within six (6) months of such modification; or

                  (c) The Executive's resignation from the Company's employment on account of any material breach of a provision of this Agreement by the Company, which breach is not cured within thirty
         (30) days after notice has been given to the Company by the Executive. Without limiting the generality of the foregoing sentence, the Company shall be in material breach of its obligations hereunder if, for example, the Company shall not permit the Executive to exercise such responsibilities as are consistent with the Executive's position and are of such a nature as are usually associated with such offices of a corporation engaged in substantially the same business as the Company, or the Executive shall at any time be required to report to anyone other than directly to the Board, or the Company causes the Executive to relocate his residence from Danville, Virginia or makes it impractical for him to continue to reside there or causes him to reside away from there for extended periods of time, or the Company shall fail to make a payment when due to the Executive.


         3.5 Notice of Termination. Any termination by the Company under the Cause Exception or by the Executive for Good Reason shall be communicated by Notice of Termination to the other party hereto. For purposes of Sections 3.3 and 3.4, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the

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    termination date is other than the date of receipt of such notice, specifies the effective date of termination (with respect to the events described in Sections 3.4(a) and (b), such date shall be not more than 30 days after the giving of such notice).


         3.6   Rights of Executive Upon Termination of Employment.

                  (a) Following a Termination Date that occurs on account of one of the terminating events described in subparagraphs (i), (ii),
     (v) or (vii) of Section 3.1, the rights of the Executive shall be as provided in ARTICLES 4, 5, 6, 9, 10, 12, 13, 14, 15, 16, 18 and 26.


                  (b) Following a Termination Date that occurs on account of the Executive's death as provided in subparagraph (iii) of Section 3.1, the rights of the Executive's personal representative and designated beneficiary (as determined pursuant to ARTICLE 16) shall be as provided in ARTICLES 4, 5, 8, 10, 12, 14, 15, 16, 18 and 26.


                  (c) Following a Termination Date that occurs on account of the Executive's Total Disability as provided in subparagraph (iv) of
     Section 3.1, the rights of the Executive shall be as provided in ARTICLES 4, 5, 7, 9, 10, 12, 13, 14, 15, 16, 18 and 26.


                  (d) Following a Termination Date that occurs because the Executive is terminated for Cause as provided in subparagraph (vi) of
     Section 3.1, the rights of the Executive shall be as provided in ARTICLES 4, 5, 9, 10, 12, 13, 14, 15, 16, 18 and 26.



         ARTICLE 4. COMPENSATION. For all services rendered by the Executive during the Term and prior to a Termination Date, including without limitation, services as an executive, officer, director (except fees and reimbursements to which all members of the Board, or a subsidiary or affiliate of the Company, are generally entitled) or member of any committee of the Company or of any subsidiary, affiliate, or division thereof, the Company shall pay the Executive as compensation the following:


         4.1 Base Salary. The Executive shall be paid for his services during the Term and prior to a Termination Date a base annual salary of $391,800 (the "Base Salary"), payable in appropriate installments to conform with regular payroll dates for salaried personnel of the Company. The Executive's Base Salary shall be automatically increased on November 1 of each Employment Year to reflect increases in the cost of living (as hereinafter described). In no event, however, shall the Executive's Base Salary under this Agreement ever be less than $391,800. In addition to any cost of living increase in the Executive's Base Salary, the Board or its Compensation Committee may, in its sole discretion, increase the Executive's Base Salary based on his performance. The amount of any annual automatic cost of living increase in the Executive's Base Salary shall be determined by multiplying the most recent Base Salary times a fraction whose numerator shall be the Consumer Price Index (the "CPI") [All Urban Consumers, South Region Average (1982-84 = 100); All Items, Bureau of Labor Statistics of The United States Department of Labor], for

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    the month of September next preceding the November 1 of the current
    Employment Year, and whose denominator shall be the CPI for the month of September next preceding the November 1 of the Employment Year immediately prior to the current Employment Year. If the quotient obtained in the foregoing fraction shall be a number less than one (1), the Base Salary shall be equal to the Base Salary of the Employment Year just completed. In the event (i) the CPI ceases to use the 1982-84 average of 100 as the base of calculation, or (ii) a substantial change is made in the quality or quantity of the items utilized in determining the CPI, or (iii) the publishing of the CPI shall be discontinued for any reason, the United States Department of Labor shall be requested to furnish a new index comparable to the CPI, together with the information which will make possible the conversion of such new index to replace the CPI for the purposes of computing the Base Salary as provided for herein. If for any reason the United States Department of Labor does not furnish such an index and information, the parties hereto shall thereafter accept and use, as determined by the Board, such other index or comparable statistics to measure the cost of living as shall be computed and published by (i) an agency of the United States Government, (ii) a reasonable financial periodical or (iii) a recognized authority mutually selected by the Company and the Executive.


         4.2 Cash Bonus Plan. In addition to the Base Salary provided for in Section 4.1, during the Term and prior to a Termination Date the Executive shall be eligible to participate in the Company's Cash Bonus Plan (or any successor plan or arrangement) and to receive bonuses in accordance with the terms of such plan. Any such bonus shall be payable in the manner provided in the Company's Cash Bonus Plan (or any successor plan or arrangement).


         ARTICLE 5. REIMBURSEMENT OF EXPENSES, OFFICE AND SECRETARIAL ASSISTANCE. The Company recognizes that the Executive will incur, from time to time, expenses for the benefit of the Company and in furtherance of the Company's business, including, but not limited to, expenses for entertainment, travel and other business expenses consistent with the Company's past practices. During (i) the Term and prior to a Termination Date and (ii) any Compensation Continuance Period (as defined in ARTICLE 12), the Executive will be reimbursed for his reasonable expenses incurred for the benefit of the Company in accordance with the general policy of the Company as adopted from time to time by the Board. To receive such reimbursement, the Executive must present to the Company an itemized accounting of such expenses, in such detail as the Company may reasonably request. The Company further agrees to furnish the Executive during (i) the Term and prior to any Termination Date, (ii) any Compensation Continuance Period (as defined in ARTICLE 12) with an office and such secretarial assistance as shall be suitable to the character of the Executive's position with the Company and adequate for the performance of his duties hereunder. In the event of the termination of the Executive's employment for any reason, the Company shall reimburse the Executive (or in the event of death, his personal representative) for expenses incurred by the Executive on behalf of the Company prior to the Termination Date to the extent such expenses have not been previously reimbursed by the Company.

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         ARTICLE 6.  SPECIAL SUPPLEMENTAL RETIREMENT BENEFIT; SPECIAL
HEALTH CARE BENEFIT.


         6.1 Special Supplemental Retirement Benefit. Upon a Termination Date (other than for one of the terminating events described in subparagraphs (iii), (iv) or (vi) of Section 3.1), whether voluntary or involuntary on the part of the Executive, the Executive shall be entitled to receive a special supplemental annual retirement benefit (the "Deferred Benefit") equal to fifty percent (50%) of his Average Base Salary (as defined in this Section 6.1) reduced (but not below zero), by the amount of any "Basic Benefit" (as defined in the Company's Pension Equalization
    Plan) payable to the Executive under the Company's Pension Equalization Plan. If the Executive is eligible to receive the Severance Benefit (as defined in ARTICLE 12), the Deferred Benefit shall be payable for nine (9) years in approximately equal monthly installments commencing on the first day of the month next following the end of the Severance Period (as defined in ARTICLE 12) and continuing for one hundred seven (107) consecutive calendar months thereafter. If the Executive is not eligible to receive the Severance Benefit, the Deferred Benefit shall be payable for ten (10) years in approximately equal installments commencing on the first day of the month next following the end of the Employment Year in which the Term expires and continuing for one hundred nineteen (119) consecutive calendar months thereafter. The Deferred Benefit payments shall be paid in accordance with the payroll schedule for salaried personnel of the Company. For purposes of this Agreement, the "Average Base Salary" of the Executive shall mean the average of his annual Base Salary for the five (5) consecutive calendar years of employment pursuant to this Agreement (or, in the event the Executive does not have five (5) consecutive calendar years of employment pursuant to this Agreement, his annual salary for calendar years of employment prior to the date of this Agreement) ending coincident with or next preceding the Termination Date. If the Executive shall not have five (5) consecutive calendar years of employment, his Average Base Salary shall be equal to the Base Salary (or annual salary, as the case may be) for the calendar year of employment next preceding the Termination Date. Notwithstanding the foregoing, for purposes of this Section 6.1, the Executive's Average Base Salary shall in no event be less than $391,800. The Deferred Benefit payable under this Section 6.1 shall not affect the Executive's rights under the Company's Pension Equalization Plan.


            6.2 Special Health Care Benefit. In addition to the other benefits provided for in this Agreement, upon a Termination Date (other than for one of the terminating events described in subparagraph (iii) or
    (vi) of Section 3.1), the Executive shall be entitled for the period commencing on the Termination Date and ending on the date of the Executive's death (the "Coverage Period") to participate in any group health plan or program (whether insured or self-insured, or any combination thereof) provided by the Company for the benefit of its active employees or former employees (the "Company Plan"). The Company, consistent with sound business practices, shall use its best efforts to provide the Executive with coverage for the Executive and his spouse under the Company Plan during the Coverage Period (and any period thereafter to the extent required by applicable state and federal law), including, if necessary, amending the applicable provisions of the Company Plan and negotiating the addition of any necessary riders to any group health insurance contract. If the amount of the premium charged for coverage of the Executive and his spouse under the Company Plan shall exceed the amount of the premium charged an active employee participating in the Company Plan with respect to coverage under the Company Plan for the

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    active employee and his spouse (or, the active employee and his family, in the event the Company Plan does not offer employee and spouse only coverage) (the "Maximum Premium Charge"), the amount of the premium charged for coverage of the Executive and his spouse under the Company Plan in excess of the Maximum Premium Charge shall be paid by the Company. In addition, the Company shall pay all or any portion of the Maximum Premium Charge with respect to the coverage of the Executive and his spouse to the extent of the highest premium paid by the Company for other retired executives of the Company. The portion of the Maximum Premium Charge not paid by the Company, if any, shall be paid by the Executive.
    If the amount of the premium charged to active employees participating in the Company Plan with respect to coverage under the Company Plan for such active employees and their spouses (or families, as the case may be) varies for each active employee, the Maximum Premium Charge shall be the average of the premium charged to all active employees participating in the Company Plan with respect to coverage under the Company Plan for such active employees and their spouses (or families, as the case may be). In the event the Company is unable for whatever reason to provide the Executive with coverage under the Company Plan, the Company, consistent with sound business practices, shall use its best efforts to provide the Executive with an individual policy of health insurance providing coverage for the Executive and his spouse (the "Individual Policy") during the Coverage Period. If the amount of the premium charged for the Individual Policy shall exceed the Maximum Premium Charge, the amount of the premium charged for the Individual Policy in excess of the Maximum Premium Charge shall be paid by the Company. In addition, the Company shall pay all or any portion of the Maximum Premium Charge with respect to the Individual Policy to the extent of the highest premium paid by the Company for other retired executives under the Company Plan or any individual plan or policy. The portion of the Maximum Premium Charge with respect to the Individual Policy not paid by the Company, if any, shall be paid by the Executive. The coverage to be provided to the Executive pursuant to this
    Section 6.2 (whether under the Company Plan or the Individual Policy) shall consist of coverage which, as of the time the coverage is being provided, is identical (or, with respect to an Individual Policy, substantially identical) to the coverage provided under the Company Plan to active employees and their dependents. Notwithstanding the foregoing, the Company shall coordinate coverage for the Executive under this Section
    6.2 with any applicable federal or state government programs (e.g., Medicare or Medicaid) when the Executive is eligible to begin receiving benefits under such program. Any premiums required to be paid for coverage of the Executive under such government programs shall be paid by the Executive.


         ARTICLE 7.  DISABILITY BENEFITS.


         7.1 Commencement of Total Disability. If the Executive suffers a "Total Disability" (as defined in Section 7.4), he shall be deemed totally disabled ("Totally Disabled") for purposes of this Agreement as of the date such Total Disability commenced.

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         7.2   Benefits Payable Upon Total Disability.  In the event of the
    Total Disability of the Executive, the Executive shall be entitled to benefits that are not less than the benefits payable under the Company's Long-Term Disability Plan and the supplemental disability benefit as in effect on November 1, 1994. In the event that the Executive's Total Disability continues for a period of one hundred eighty (180) days (measured from the date the Executive became Totally Disabled), a Termination Date shall automatically occur, as provided in subparagraph
    (iv) of Section 3.1, at the end of such one hundred eighty day period (the "Disability Period"). The disability benefits payable under this Section
    7.2 shall be paid in accordance with the terms of the Company's Long-Term Disability Plan and the terms of the supplemental disability benefit, both as in effect on November 1, 1994.


         7.3   Cessation of Disability.  Notwithstanding the provisions of
    Section 7.2, if prior to the end of the Disability Period, the Executive's Total Disability shall have ceased under the definition of Total Disability set forth in Section 7.4 and he shall have resumed his regular duties hereunder, the following special provisions shall apply: (i) this Agreement shall continue in full force and effect (except as otherwise provided in ARTICLE 3); and (ii) the Executive shall be entitled to resume his employment under this Agreement and to receive thereafter compensation in accordance with ARTICLE 4 as though he had not been Totally Disabled; provided, however, that unless the Executive shall perform his regular duties hereunder for a continuous period of at least sixty (60) days following a period of Total Disability before he again becomes Totally Disabled, he shall not be entitled to start a new Disability Period, but instead must continue under the remaining portion of the original Disability Period. In this event, the resumption of the original Disability Period shall commence on the date such Total Disability resumed.


         7.4 Definition of Total Disability. For purposes of this Agreement, "Total Disability" shall mean a physical or mental infirmity, or both, that entitles the Executive to a benefit under the Company's Long-Term Disability Plan as in effect on November 1, 1994.


         ARTICLE 8. DEATH BENEFIT. Upon the Termination Date that occurs on account of the Executive's death (as provided in subparagraph (iii) of Section 3.1), the Company shall pay to the Executive's designated beneficiary (as determined pursuant to ARTICLE 16) an annual death benefit (the "Death Benefit") equal to twenty-five percent (25%) of the Executive's Average Base Salary (as defined in Section 6.1). The Death Benefit shall be payable to the Executive's designated beneficiary for five (5) years in approximately equal monthly installments on the first day of each calendar month commencing with the calendar month next following the month in which occurs the Executive's death and continuing for fifty-nine (59) consecutive calendar months thereafter.

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         ARTICLE 9.  DEATH FOLLOWING COMMENCEMENT OF PAYMENTS.  Upon a
Termination Date on account of an event entitling the Executive to receive payments pursuant to Section 6.1 or ARTICLES 7 or 12, and if he shall die prior to receiving any or all of the monthly installments to which he is due hereunder, then such remaining monthly installments shall be payable to his designated beneficiary (as determined pursuant to ARTICLE 16).


         ARTICLE 10. OTHER EMPLOYEE BENEFITS. In addition to the benefits provided under this Agreement, the Executive shall be entitled to participate in any and all retirement, health, disability, life insurance, nonqualified deferred compensation and tax-qualified retirement plans or any other plans or benefits offered by the Company to its executives generally, if and to the extent the Executive is eligible to participate in accordance with the terms and provisions of any such plan or benefit program. Nothing in this ARTICLE 10 is intended, or shall be construed, to require the Company to institute any particular plan, program or benefit. Benefits payable pursuant to this Agreement shall be in addition to benefits payable to the Executive under all other employee benefit plans or programs of the Company.


         ARTICLE 11. VACATION AND SICK LEAVE. The Executive shall be entitled to reasonable periods of vacation and sick leave during each Employment Year, commensurate with his position and in accordance with established Company policy. The Executive shall continue to receive his Base Salary during the time of his vacation and sick leave. Vacation and sick leave not taken during the applicable Employment Year cannot be accumulated and taken during a subsequent Employment Year nor will the Executive be paid for vacation and sick leave not taken.


         ARTICLE 12.  TERMINATION COMPENSATION.


         12.1 Monthly Compensation. Upon a Termination Date that occurs for any reason, the Executive shall be entitled to continue to receive his Base Salary through the last day of the month in which the Termination Date occurs (the "Termination Month").


         12.2 Compensation Continuance. In addition to the compensation provided for in Section 12.1, upon the termination of the Executive's employment by the Company's exercise of the Notice Exception or by the Executive for Good Reason, the Executive (or in the event of his subsequent death, his designated beneficiary) shall be entitled to continue to receive during the remainder of the Term following the last day of the Termination Month (the "Compensation Continuance Period"), the Base Salary (as increased each year to reflect increases in the cost of living) that he would have received pursuant to Section 4.1 during the Compensation Continuance Period if the Termination Date had not occurred and bonuses equal to the bonuses that would have been payable to the Executive under the Company's Cash Bonus Plan (or any successor plan or arrangement) based on the terms of such plan and the Executive's participation level immediately before the Termination Date. During the Compensation Continuance Period, the Executive shall (i) subject to the provisions of Section 6.2, continue to participate in all employee benefit plans or programs of the Company (as described in ARTICLE 10), and (ii) be available at reasonable times to provide consulting services to the Company.

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         12.3  Special Severance Benefit.  In addition to the compensation provided for in Sections 12.1 and 12.2, upon the termination of the Executive's employment by the Company's exercise of the Notice Exception, or by the Executive for Good Reason, or by the Company's giving notice which would cause the Term to expire at the end of the Initial Term or at the end of any succeeding Extension Period, the Executive (or in the event of his subsequent death, his designated beneficiary) shall be entitled to a special severance benefit (the "Severance Benefit") equal to his Base Salary and bonus under the Cash Bonus Plan (or any successor plan or arrangement) for the Employment Year just completed, which Severance Benefit shall be payable for one (1) year in approximately equal monthly installments commencing on the first day of the month next following the expiration of the Compensation Continuance Period (or the last day of the Termination Month, as the case may be), and continuing for eleven (11) consecutive calendar months thereafter (the "Severance Period"). The Severance Benefit payments shall be paid in accordance with the payroll schedule for salaried personnel of the Company.


See Section 6.1 for additional benefits the Executive may be entitled to receive following receipt of the compensation provided for in this ARTICLE 12.



         ARTICLE 13. POST-TERMINATION OBLIGATIONS. All payments and benefits to the Executive under this Agreement shall be subject to the Executive's compliance with the following provisions during the Term and following the termination of the Executive's employment:


         13.1 Assistance in Litigation. The Executive shall, upon reasonable notice, furnish such information and assistance to the Company as may reasonably be required by the Company in connection with any litigation in which it is, or may become, a party, and which arises out of facts and circumstances known to the Executive. The Company shall promptly reimburse the Executive for his out-of-pocket expenses incurred in connection with the fulfillment of his obligations under this Section 13.1.


         13.2 Confidential Information. The Executive shall not disclose or reveal to any unauthorized person any trade secret or other confidential information relating to the Company, its subsidiaries or affiliates, or to any businesses operated by them, and the Executive confirms that such information constitutes the exclusive property of the Company; provided, however, that the foregoing shall not prohibit the Executive from disclosing such information to the extent necessary or desirable in connection with obtaining financing for the Company (or furnishing such information under any agreements, documents or instruments under which such financing may have been obtained) or otherwise disclosing such information to third parties or governmental agencies in furtherance of the interests of the Company; or as may be required by law.


         13.3 Noncompetition. The Executive shall not: (i) prior to a Termination Date and for the one-year period following a Termination Date, without the prior written consent of the Company, engage directly or indirectly, as a licensee, owner, manager, consultant, officer, employee, director, investor or otherwise, in any business in competition with the

    Company; or (ii) usurp for his own benefit any corporate opportunity under consideration by the Company during his employment, unless the Company shall have finally decided not to take advantage of such corporate opportunity. The restrictions of part (i) of this Section 13.3 shall not apply if the employment of the Executive is terminated by the Company's exercise of the Notice Exception or by the Executive for Good Reason, and shall further not apply to a passive investment by the Executive constituting ownership of less than five percent (5%) of the equity of any entity engaged in any business described in part (i) of this Section 13.3. The amount, if any, payable to the Executive after a Termination Date but prior to the end of the Term shall be reduced, but not below zero, by the amount of any remuneration for personal services earned by or payable to the Executive by a business that is in competition with the Company. The Executive acknowledges that the possible restrictions on his activities which may occur as a result of his performance of his obligations under this Section 13.3 are required for the reasonable protection of the Company.


         13.4 Failure to Comply. In the event that the Executive shall fail to comply with any provision of this ARTICLE 13, and such failure shall continue for ten (10) days following delivery of notice thereof by the Company to the Executive, all rights hereunder of the Executive and any person claiming under or through him shall thereupon terminate and no person shall be entitled thereafter to receive any payments or benefits hereunder (except for benefits under employee benefit plans or programs as provided in ARTICLE 10 which have been earned or otherwise fixed or determined to be payable prior to such termination). In addition to the foregoing, in the event of a breach or threatened breach by the Executive of the provisions of this ARTICLE 13, the Company shall have and may exercise any and all other rights and remedies available to the Company at law or otherwise, including but not limited to obtaining an injunction from a court of competent jurisdiction enjoining and restraining the Executive from committing such violation, and the Executive hereby consents to the issuance of such injunction.


         ARTICLE 14. ADDITIONAL PAYMENTS BY COMPANY. In the event that any amount required to be paid or distributed to the Executive pursuant to this Agreement shall constitute a parachute payment within the meaning of
Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), and the aggregate of such parachute payments and any other amounts otherwise required to be paid or distributed to the Executive by the Company shall cause the Executive to be subject to the excise tax on excess parachute payments under Section 4999 of the Code (the "Excise Tax"), or any successor or similar provision thereof, the Company shall pay to the Executive an additional amount (the "Gross-Up Payment") such that the net amount the Executive shall receive after the payment of any Excise Tax, shall equal the amount which he would have received if the Excise Tax had not been imposed. The Gross-Up Payment shall be the sum of the following:


         (a) The rate of the Excise Tax multiplied by the amount of the excess parachute payments;

         (b) Any federal income tax, social security tax, unemployment tax or Excise Tax imposed upon the Executive as a result of the Gross-Up Payment required to be made under this ARTICLE 14; and


         (c) Any state income or other tax imposed upon the Executive as a result of the Gross-Up Payment required to be made under this ARTICLE 14.


         For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation for individuals in the calendar year in which the Excise Tax is required to be paid. In addition, the Executive shall be deemed to pay state income taxes at a rate determined in accordance with the following formula:


         (1 - (highest marginal rate of federal income taxation for individuals)) x (highest marginal rate of Virginia income taxes for individuals in the calendar year in which the Excise Tax is required to be paid).


In the event the Executive is subject to the provisions of Section 68 of the Code, the combined federal and state income tax rate determined above shall be adjusted to reflect any loss in the federal deduction for state income taxes on the Gross-Up Payment.


         The Gross-Up Payment shall be made not later than the fifth (5th) day, or as soon thereafter as the Company deems practicable, following the date the Executive becomes subject to payment of the Excise Tax; provided, however, that if the amount of such payment cannot be finally determined on or before such day, the Company shall pay to the Executive on such day an estimate, as determined in good faith by the Company, of the minimum amount of such payment and shall pay the remainder of such payment (together with interest at the rate provided under Section 1274(b)(2)(B) of the Code) as soon as the amount can be determined but no later than the thirtieth (30th) day after the date the Executive becomes subject to the payment of the Excise Tax. In the event the amount of the estimated payment exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to the Executive, payable on the fifth (5th) day after demand by the Company (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code).

         In the event that the Excise Tax is subsequently determined to be less than the amount taken into account hereunder at the time the Gross-Up Payment is made, the Executive shall repay to the Company at the time that the amount of such reduction in Excise Tax is finally determined, the portion of the Gross-Up Payment attributable to such reduction (plus the portion of the Gross-Up Payment attributable to the Excise Tax, federal and state taxes imposed on the Gross-Up Payment being repaid by the Executive, if such repayment results in a reduction in Excise Tax and/or a federal or state tax deduction) plus interest on the amount of such repayment at the rate provided in Section 1274(b)(2)(B) of the Code. The Executive shall not be required to make the payment described in the preceding sentence if he paid the Excise Tax to the Internal Revenue Service and the period for requesting a refund for all or part of such Excise Tax payment has expired. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder at the time the Gross-Up Payment is made (including by reason of any payment the existence or amount of which cannot be determined at that time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest payable with respect to such excess) at the time that the amount of such excess is finally determined. The Company shall not be required to make the payment described in the preceding sentence if the period in which the Internal Revenue Service may assess additional Excise Tax against the Executive has expired.


         ARTICLE 15. ATTORNEYS' FEES. In the event that the Executive incurs any attorneys' fees in protecting or enforcing his rights under this Agreement or under any employee benefit plans or programs sponsored by the Company in which the Executive is a participant, the Company shall reimburse the Executive for such reasonable attorneys' fees and for any other reasonable expenses related thereto. Such reimbursement shall be made within thirty (30) days following final resolution of the dispute or occurrence giving rise to such fees and expenses.


         ARTICLE 16. BENEFICIARY. The Executive shall name one or more primary beneficiaries and one or more contingent beneficiaries, who shall be entitled to receive any death benefit payable under ARTICLE 8 or any benefits payable under ARTICLE 9 due to the Executive's death following commencement of payments under Section 6.1 or ARTICLES 7 or 12, which beneficiary or beneficiaries shall be subject to change from time to time by notice in writing to the Board. A beneficiary may be a trust, an individual or the Executive's estate. If the Executive fails to designate a beneficiary, primary or contingent, then and in such event, such benefit shall be paid to the surviving spouse of the Executive or, if he shall leave no surviving spouse, then to the Executive's estate. If a named beneficiary entitled to receive any death benefit is not living or in existence at the death of the Executive or dies prior to asserting a written claim for any such death benefit, then and in any such event, such death benefit shall be paid to the other primary beneficiary or beneficiaries named by the Executive who shall then be living or in existence, if any, otherwise to the contingent beneficiary or beneficiaries named by the Executive who shall then be living or in existence, if any; but if there are no primary or contingent beneficiaries then living or in existence, such benefit shall be paid to the surviving spouse of the Executive or, if he shall leave no surviving spouse, then to the Executive's estate. If a named beneficiary is receiving or is entitled to receive payments of any such death benefit and dies before receiving all of the payments due him, any remaining benefits shall be paid to the other primary beneficiary or beneficiaries named by the Executive who shall then be living or in existence, if any, otherwise to the contingent beneficiary or beneficiaries named by the Executive who shall then be living or in existence, if any; but if there are no primary or contingent beneficiaries then living or in existence, the balance shall be paid to the estate of the beneficiary who was last receiving the payments.


         ARTICLE 17. DECISIONS BY COMPANY; FACILITY OF PAYMENT. Any powers granted to the Board hereunder may be exercised by a committee, appointed by the Board, and such committee, if appointed, shall have general responsibility for the administration and interpretation of this Agreement.

Subject to and to the extent not inconsistent with the provisions of ARTICLE 16, if the Board or the committee shall find that any person to whom any amount is or was payable hereunder is unable to care for his affairs because of illness or accident, or is a minor, or has died, then the Board or the committee, if it so elects, may direct that any payment due him or his estate (unless a prior claim therefore has been made by a duly appointed legal representative) or any part thereof be paid or applied for the benefit of such person or to or for the benefit of his spouse, children or other dependents, an institution maintaining or having custody of such person, any other person deemed by the Board or committee to be a proper recipient on behalf of such person otherwise entitled to payment, or any of them, in such manner and proportion as the Board or committee may deem proper. Any such payment shall be in complete discharge of the liability of the Company therefor.


         ARTICLE 18. INDEMNIFICATION. The Company shall indemnify the Executive during his employment and thereafter to the maximum extent permitted by applicable law for any and all liability of the Executive arising out of, or in connection with, his employment by the Company or membership on the Board; provided, that in no event shall such indemnity of the Executive at any time during the period of his employment by the Company be less than the maximum indemnity provided by the Company at any time during such period to any other officer or director under and indemnification insurance policy or the bylaws or charter of the Company or by agreement.


         ARTICLE 19. SOURCE OF PAYMENTS; NO TRUST. The obligations of the Company to make payments hereunder shall constitute a liability of the Company to the Executive. Such payments shall be from the general funds of the Company, and the Company shall not be required to establish or maintain any special or separate fund, or otherwise to segregate assets to assure that such payments shall be made, and neither the Executive nor his designated beneficiary shall have any interest in any particular asset of the Company by reason of its obligations hereunder. Nothing contained in this Agreement shall create or be construed as creating a trust of any kind or any other fiduciary relationship between the Company and the Executive or any other person. To the extent that any person acquires a right to receive payments from the Company hereunder, such right shall be no greater than the right of an unsecured creditor of the Company.


         ARTICLE 20. SEVERABILITY. All agreements and covenants contained herein are severable, and in the event any of them shall be held to be invalid by any competent court, this Agreement shall be interpreted as if such invalid agreements or covenants were not contained herein.


         ARTICLE 21. ASSIGNMENT PROHIBITED. This Agreement is personal to each of the parties hereto, and neither party may assign nor delegate any of his or its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that nothing in this ARTICLE
21 shall preclude (i) the Executive from designating a beneficiary to receive any benefit payable under this Agreement upon his death or (ii) the executors, administrators, or other legal representatives of the Executive or his estate from assigning any rights under this Agreement to the person or persons entitled thereto.

         ARTICLE 22. NO ATTACHMENT. Except as otherwise provided in this Agreement or required by applicable law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge or hypothecation or to execution, attachment, levy, or similar process or assignment by operation of law and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.


         ARTICLE 23. HEADINGS. The headings of articles, paragraphs and sections herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.


         ARTICLE 24.  GOVERNING LAW.  The parties intend that this
Agreement and the performance hereunder and all suits and special proceedings hereunder shall be construed in accordance with and under and pursuant to the laws of the Commonwealth of Virginia and that in any action, special proceeding or other proceeding that may be brought arising out of, in connection with, or by reason of this Agreement, the laws of the Commonwealth of Virginia shall be applicable and shall govern to the exclusion of the law of any other forum, without regard to the jurisdiction in which any action or special proceeding may be instituted.


         ARTICLE 25. BINDING EFFECT. This Agreement shall be binding upon, and inure to the benefit of, the Executive and his heirs, executors, administrators and legal representatives and the Company and its permitted successors and assigns.


         ARTICLE 26. MERGER OR CONSOLIDATION. The Company will not consolidate or merge into or with another corporation, or transfer all or substantially all of its assets to another corporation (the "Successor Corporation") unless the Successor Corporation shall assume this Agreement, and upon such assumption, the Executive and the Successor Corporation shall become obligated to perform the terms and conditions of this Agreement.


         ARTICLE 27. COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.


         ARTICLE 28. ENTIRE AGREEMENT. This Agreement expresses the whole and entire agreement between the parties with reference to the employment of the Executive and, as of the effective date hereof, supersedes and replaces any prior employment agreement, understanding or arrangement (whether written or oral) between the Company and the Executive. Each of the parties hereto has relied on his or its own judgment in entering into this Agreement.


         ARTICLE 29. NOTICES. All notices, requests and other communications to any party under this Agreement shall be in writing (including telefacsimile transmission or similar writing) and shall be given to such party at its address or telefacsimile number set forth below or such other address or telefacsimile number as such party may hereafter specify for the purpose by notice to the other party:

               (a)   If to the Executive:


                     Claude B. Owen, Jr.
                     512 Bridge Street
                     Danville, VA 24541


               (b)   If to the Company:

                     Dibrell Brothers, Incorporated
                     512 Bridge Street
                     P.O. Box 681
                     Danville, Virginia 24541-0681
                     Fax Number:  (804) 791-0180

Each such notice, request or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means, when delivered at the address specified in this ARTICLE 29.


         ARTICLE 30.  PEP.  The Company agrees that its Pension
Equalization Plan shall be amended (i) to provide that the greater of (x) the Executive's actual age and service or (y) the Executive's projected age and service at the end of the Initial Term shall be used in determining whether the Executive is entitled to a benefit under the Company's Pension Equalization Plan and (ii) to provide that the Executive will be entitled to a benefit under the Company's Pension Equalization Plan if, prior to his separation from service (x) the sum of the Executive's age and service (pursuant to the amendment described in (i) above) is at least 82, (y) the Executive attains age 54 or more and (z) the Executive completes at least 24 years of service; provided, however, that such amendments shall not apply if the Executive's employment is terminated during the Initial Term for Cause or the Executive resigns during the Initial Term without Good Reason. The Company further agrees that except as provided in the preceding sentence, during the Term the Company's Pension Equalization Plan shall not be amended without the Executive's consent.


         ARTICLE 31. MODIFICATION OF AGREEMENT. No waiver or modification of this Agreement or of any covenant, condition, or limitation herein contained shall be valid unless in writing and duly executed by the party to be charged therewith. No evidence of any waiver or modification shall be offered or received in evidence at any proceeding, arbitration, or litigation between the parties hereto arising out of or affecting this Agreement, or the rights or obligations of the parties hereunder, unless such waiver or modification is in writing, duly executed as aforesaid. The parties further agree that the provisions of this ARTICLE 30 may not be waived except as herein set forth.


         ARTICLE 32. TAXES. To the extent required by applicable law, the Company shall deduct and withhold all necessary Social Security taxes and all necessary federal and state withholding taxes and any other similar sums required by law to be withheld from any payments made pursuant to the terms of this Agreement.

         ARTICLE 33. EFFECTIVENESS. This Agreement shall have no effect, and shall be null and void ab initio, if the Company and Monk-Austin, Inc. do not consummate the transaction described in Agreement and Plan of Reorganization, dated as of October 22, 1994, on or before June 30, 1995 (or as of any extension of such deadline as may be approved by the Company's Board of Directors or if the Company and Standard Commercial Corporation do not consummate a merger, combination or similar reorganization on or before June 30, 1995.


         ARTICLE 34. RECITALS. The Recitals to this Agreement are incorporated herein and shall constitute an integral part of this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.


                                 EXECUTIVE:



                                 /s/ Claude B. Owen, Jr.
                                 _______________________________(SEAL)
                                 CLAUDE B. OWEN, JR.


WITNESS:


/s/ Susan P. Herndon
_______________________________
SUSAN P. HERNDON



                                 DIBRELL BROTHERS, INCORPORATED:



                                       John O. Hunnicutt
                                 By:____________________________________
                                        Vice President
                                       JOHN O. HUNNICUTT

Attest:



_______________________________
Secretary/Asst. Secretary

                                                                Exhibit 10.2

                           EMPLOYMENT AGREEMENT


         THIS EMPLOYMENT AGREEMENT (the "Agreement"), made and entered into on the 13th day of January, 1995, to be effective as of the 1st day of November, 1994, by and between DIBRELL BROTHERS, INCORPORATED (the "Company"), a corporation organized and existing under the laws of the Commonwealth of Virginia and having its principal office at Danville, Virginia, and T. H. FAUCETT (the "Executive"), an individual residing at Danville, Virginia.

                             R E C I T A L S:

         The Company is engaged in the business of purchasing and processing leaf tobacco and selling processed tobacco to manufacturers of cigarettes and other consumer tobacco products. The Executive is experienced in, and knowledgeable concerning, all aspects of the business of the Company. The Executive has heretofore been employed by the Company as its Senior Vice President and Chief Financial Officer. The Company desires to continue to employ the Executive as Senior Vice President and Chief Financial Officer of the Company, and the Executive desires to continue to be employed by the Company in that capacity. Furthermore, the Company desires to provide for the Executive certain disability, death, severance and supplemental retirement benefits in addition to those provided by the employee benefit plans of the Company. The Company and the Executive desire to reduce to writing the terms of their understanding and to provide for the Executive's continued employment by the Company pursuant to the terms of this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and obligations herein and the compensation the Company agrees herein to pay the Executive, and of other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Executive agree as follows:

               ARTICLE 1. EMPLOYMENT OF EXECUTIVE. Subject to the terms and conditions set forth in this Agreement, the Company hereby employs the Executive and the Executive hereby accepts such employment for the period stated in ARTICLE 3 of this Agreement.

               ARTICLE 2.    POSITION, RESPONSIBILITIES AND DUTIES.

               2.1 Position and Responsibilities. The Executive shall serve as Senior Vice President and Chief Financial Officer of the Company on the conditions herein provided. The Executive shall provide such executive services in the management of the Company's business not inconsistent with his position and the provisions of
         Section 2.2 as shall be assigned to him from time to time by the Board of Directors of the Company (the "Board") or by such officers of the Company as may be senior in authority to the Executive.

               2.2 Duties. In addition to having the responsibilities described in Section 2.1, the Executive shall also serve, if elected, as an officer and director of the Company or of any subsidiary or affiliate of the Company. Except for illness, reasonable vacation periods, and reasonable leaves of absence, the Executive shall devote his full business time, attention, skill, energies and efforts to the faithful performance of his duties hereunder and to the business and affairs of the Company and any subsidiary or affiliate of the Company and shall not during his employment by the Company be employed in any other business activity, whether or not such activity is pursued for gain, profit or other pecuniary advantage; provided however, that (i) with the approval of the Board, the Executive may serve, or continue to serve, on the board of directors of, and hold any other offices or positions in, other companies or organizations, which, in the Board's judgment, will not present any conflict of interest with the Company or any of its subsidiaries or affiliates or divisions, or materially affect the performance of the Executive's duties pursuant to this Agreement and (ii) the Executive shall not be prevented from investing his personal assets in any business which does not compete with the Company or with any subsidiary or affiliate of the Company, where the form or manner of such investment will not require substantial services on the part of the Executive in the operation of business in which such investment is made. Notwithstanding the foregoing, the duties of the Executive (i) shall not be expanded without the Executive's prior approval and (ii) shall not require him to relocate his residence from Danville, Virginia, and shall not make it impractical for him to continue to reside there or cause him to reside away from there for extended periods of time.

               ARTICLE 3.    TERM.

               3.1 Term of Employment. The term of the Executive's employment under this Agreement shall be effective as of November 1, 1994, and shall continue until the earliest to occur of the following (the "Termination Date"): (i) October 31, 1999 (except as otherwise provided in this Section 3.1); (ii) the last day of the Employment Year (as defined in this Section 3.1) in which the Executive attains the age of sixty-five (65); (iii) the date of death of the Executive; (iv) the date coinciding with the end of one hundred eighty (180) days of continuous "Total Disability" of the Executive (as defined in ARTICLE 7); (v) the specified date of termination under the Notice Exception (as defined in Section 3.2); (vi) the date of termination under the Cause Exception (as defined in Section 3.3); or (vii) the date the Executive terminates his employment for Good Reason (as defined in Section 3.4). In the event that the Initial Term (as defined in this Section 3.1) shall expire for the terminating event described in subparagraph (i) of this Section 3.1, then, notwithstanding the provisions of subparagraph (i) of this Section 3.1, the term of this Agreement shall be extended automatically, without any further action by the Company or the Executive, for successive one-year periods (each, an "Extension Period") following the expiration of the Initial Term (as defined in this Section 3.1) (by reason of the terminating event described in subparagraph (i) of this Section 3.1) or any succeeding one-year Extension Period (except as otherwise provided in this Section 3.1). If either party hereto desires for the Term to expire at the end of the Initial Term or at the end of any succeeding one-year Extension Period, such party shall give written notice of such desire to the other party no later than September 1 of the Employment Year (as defined in this Section 3.1) in which the Initial Term (as defined in this Section 3.1) will expire or September 1 of any succeeding one-year Extension Period. The "Initial Term" is the period beginning on November 1, 1994, and ending on October 31, 1999.
         All references herein to the term of the Executive's employment (the "Term") shall refer to the Initial Term and shall include any Extension Period. Each twelve-month period beginning November 1 during the Term is referred to herein as an "Employment Year."

               3.2 Termination of Giving Notice. If either party hereto desires to terminate the Executive's employment prior to the expiration of the Term, such party shall give not less than sixty
         (60) days written notice of such desire to the other party specifying the date of termination (the "Notice Exception"). Notwithstanding the foregoing, the Notice Exception shall not be effected by the Company while the Executive is Totally Disabled as provided in ARTICLE 7.

               3.3 Termination for Cause; Automatic Termination. The Company shall at all times have the right to discharge the Executive for Cause. For purposes of this Agreement, Cause shall be limited to one or more of the following: (i) habitual intoxication by the Executive while performing his duties under this Agreement; (ii) theft or embezzlement; (iii) alcoholism; (iv) drug addiction; (v) conviction of a felony; or (vi) willful, flagrant, deliberate and repeated infractions of material published policies and regulations of the Company of which the Executive has actual knowledge (the "Cause Exception"). If the Company desires to discharge the Executive under the Cause Exception, it shall give notice to the Executive as provided in
         Section 3.5 and the Executive shall have thirty (30) days after notice has been given to him in which to cure the reason for the Company's exercise of the Cause Exception. If the reason for the

         Company's exercise of the Cause Exception is timely cured by the Executive, the Company's notice shall become null and void. For purpose of this Agreement, Cause shall not include the Executive's Total Disability (as defined in Section 7.4).

               3.4 Good Reason. In addition to termination under the Notice Exception, the Executive may terminate his employment at any time for Good Reason (as defined in this Section 3.4). If the Executive desires to terminate his employment for Good Reason, he shall give notice to the Company as provided in Section 3.5. For purposes of this Section 3.4, "Good Reason" shall mean any of the following:

                     (a) The Executive's resignation from the Company's employment on account of the failure by the Board to reelect the Executive to a responsible executive position in the Company and the Executive then elects to leave the Company's employment within six (6) months of such failure to so reelect or reappoint the Executive;

                     (b) The Executive's resignation from the Company's employment on account of a material modification by the Board or any officer of the Company as may be senior in authority to the Executive of the duties, functions and responsibilities of the Executive as the Company's
               Senior Vice President and Chief Financial Officer without his consent within six (6) months of such modification; or

                     (c) The Executive's resignation from the Company's employment on account of any material breach of a provision of this Agreement by the Company, which breach is not cured within thirty (30) days after notice has been given to the Company by the Executive. Without limiting the generality of the foregoing sentence, the Company shall be in material breach of its obligations hereunder if, for example, the Company shall not permit the Executive to exercise such responsibilities as are consistent with the Executive's position and are of such a nature as are usually associated with such offices of a corporation engaged in substantially the same business as the Company, or the Executive shall at any time be required to report to anyone other than directly to the Board or any officer of the Company as may be senior in authority to the Executive, or the Company causes the Executive to relocate his residence from Danville, Virginia or makes it impractical for him to continue to reside there or causes him to reside away from there for extended periods of time, or the Company shall fail to make a payment when due to the Executive.

               3.5 Notice of Termination. Any termination by the Company under the Cause Exception or by the Executive for Good Reason shall be communicated by Notice of Termination to the other party hereto. For purposes of Sections 3.3 and 3.4, a "Notice of

         Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the termination date is other than the date of receipt of such notice, specifies the effective date of termination (with respect to the events described in Sections 3.4(a) and (b), such date shall be not more than 30 days after the giving of such notice).

               3.6   Rights of Executive Upon Termination of Employment.

               (a) Following a Termination Date that occurs on account of one of the terminating events described in subparagraphs (i), (ii),
         (v) or (vii) of Section 3.1, the rights of the Executive shall be as provided in ARTICLES 4, 5, 6, 9, 10, 12, 13, 14, 15, 16, 18 and
         26.


               (b) Following a Termination Date that occurs on account of the Executive's death as provided in subparagraph (iii) of
         Section 3.1, the rights of the Executive's personal representative and designated beneficiary (as determined pursuant to ARTICLE 16) shall be as provided in ARTICLES 4, 5, 8, 10, 12, 14, 15, 16, 18 and 26.

               (c) Following a Termination Date that occurs on account of the Executive's Total Disability as provided in subparagraph
         (iv) of Section 3.1, the rights of the Executive shall be as provided in ARTICLES 4, 5, 7, 9, 10, 12, 13, 14, 15, 16, 18 and
         26.

               (d) Following a Termination Date that occurs because the Executive is terminated for Cause as provided in subparagraph (vi) of Section 3.1, the rights of the Executive shall be as provided in ARTICLES 4, 5, 9, 10, 12, 13, 14, 15, 16, 18 and 26.

               ARTICLE 4. COMPENSATION. For all services rendered by the Executive during the Term and prior to a Termination Date, including without limitation, services as an executive, officer, director (except fees and reimbursements to which all members of the Board, or a subsidiary or affiliate of the Company, are generally entitled) or member of any committee of the Company or of any subsidiary, affiliate, or division thereof, the Company shall pay the Executive as compensation the following:

               4.1 Base Salary. The Executive shall be paid for his services during the Term and prior to a Termination Date a base annual salary of $163,000 (the "Base Salary"), payable in appropriate installments to conform with regular payroll dates for salaried personnel of the Company. The Executive's Base Salary shall be automatically increased on November 1 of each Employment Year to reflect increases in the cost of living (as hereinafter described). In no event, however, shall the Executive's Base Salary under this Agreement ever be less than $163,000. In addition to any cost of living increase in the Executive's Base

         Salary, the Board or its Compensation Committee may, in its sole discretion, increase the Executive's Base Salary based on his performance. The amount of any annual automatic cost of living increase in the Executive's Base Salary shall be determined by multiplying the most recent Base Salary times a fraction whose numerator shall be the Consumer Price Index (the "CPI") [All Urban Consumers, South Region Average (1982-84 = 100); All Items, Bureau of Labor Statistics of The United States Department of Labor], for the month of September next preceding the November 1 of the current Employment Year, and whose denominator shall be the CPI for the month of September next preceding the November 1 of the Employment Year immediately prior to the current Employment Year. If the quotient obtained in the foregoing fraction shall be a number less than one (1), the Base Salary shall be equal to the Base Salary of the Employment Year just completed. In the event
         (i) the CPI ceases to use the 1982-84 average of 100 as the base of calculation, or (ii) a substantial change is made in the quality or quantity of the items utilized in determining the CPI, or (iii) the publishing of the CPI shall be discontinued for any reason, the United States Department of Labor shall be requested to furnish a new index comparable to the CPI, together with the information which will make possible the conversion of such new index to replace the CPI for the purposes of computing the Base Salary as provided for herein. If for any reason the United States Department of Labor does not furnish such an index and information, the parties hereto shall thereafter accept and use, as determined by the Board, such other index or comparable statistics to measure the cost of living as shall be computed and published by (i) an agency of the United States Government, (ii) a reasonable financial periodical or (iii) a recognized authority mutually selected by the Company and the Executive.

               4.2 Cash Bonus Plan. In addition to the Base Salary provided for in Section 4.1, during the Term and prior to a Termination Date the Executive shall be eligible to participate in the Company's Cash Bonus Plan (or any successor plan or arrangement) and to receive bonuses in accordance with the terms of such plan. Any such bonus shall be payable in the manner provided in the Company's Cash Bonus Plan (or any successor plan or arrangement).

               ARTICLE 5. REIMBURSEMENT OF EXPENSES, OFFICE AND SECRETARIAL ASSISTANCE. The Company recognizes that the Executive will incur, from time to time, expenses for the benefit of the Company and in furtherance of the Company's business, including, but not limited to, expenses for entertainment, travel and other business expenses consistent with the Company's past practices. During (i) the Term and prior to a Termination Date and (ii) any Compensation Continuance Period (as defined in ARTICLE 12), the Executive will be reimbursed for his reasonable expenses incurred for the benefit of the Company in accordance with the general policy of the Company as adopted from time to time by the Board. To receive such reimbursement, the Executive must present to the Company an itemized accounting of such expenses, in such detail as the Company may reasonably request. The Company further agrees to furnish the Executive during (i) the Term and prior to any Termination Date, (ii) any Compensation Continuance Period (as defined in ARTICLE 12) with an office and such secretarial assistance as shall be suitable to the character of the Executive's position with the Company and adequate for the performance of his duties hereunder. In the event of the termination of the

Executive's employment for any reason, the Company shall reimburse the Executive (or in the event of death, his personal representative) for expenses incurred by the Executive on behalf of the Company prior to the Termination Date to the extent such expenses have not been previously reimbursed by the Company.

               ARTICLE 6. SPECIAL SUPPLEMENTAL RETIREMENT BENEFIT; SPECIAL HEALTH CARE BENEFIT.

               6.1 Special Supplemental Retirement Benefit. Upon a Termination Date (other than for one of the terminating events described in subparagraphs (iii), (iv) or (vi) of Section 3.1), whether voluntary or involuntary on the part of the Executive, the Executive shall be entitled to receive a special supplemental annual retirement benefit (the "Deferred Benefit") equal to fifty percent (50%) of his Average Base Salary (as defined in this Section 6.1) reduced (but not below zero), by the amount of any "Basic Benefit" (as defined in the Company's Pension Equalization
         Plan) payable to the Executive under the Company's Pension Equalization Plan. If the Executive is eligible to receive the Severance Benefit (as defined in ARTICLE 12), the Deferred Benefit shall be payable for nine (9) years in approximately equal monthly installments commencing on the first day of the month next following the end of the Severance Period (as defined in ARTICLE
         12) and continuing for one hundred seven (107) consecutive calendar months thereafter. If the Executive is not eligible to receive the Severance Benefit, the Deferred Benefit shall be payable for ten (10) years in approximately equal installments commencing on the first day of the month next following the end of the Employment Year in which the Term expires and continuing for one hundred nineteen (119) consecutive calendar months thereafter. The Deferred Benefit payments shall be paid in accordance with the payroll schedule for salaried personnel of the Company. For purposes of this Agreement, the "Average Base Salary" of the Executive shall mean the average of his annual Base Salary for the five (5) consecutive calendar years of employment pursuant to this Agreement (or, in the event the Executive does not have five (5) consecutive calendar years of employment pursuant to this Agreement, his annual salary for calendar years of employment prior to the date of this Agreement) ending coincident with or next preceding the Termination Date. If the Executive shall not have five (5) consecutive calendar years of employment, his Average Base Salary shall be equal to the Base Salary (or annual salary, as the case may be) for the calendar year of employment next preceding the Termination Date. Notwithstanding the foregoing, for purposes of this Section 6.1, the Executive's Average Base Salary shall in no event be less than $163,000. The Deferred Benefit payable under this Section 6.1 shall not affect the Executive's rights under the Company's Pension Equalization Plan.

               6.2 Special Health Care Benefit. In addition to the other benefits provided for in this Agreement, upon a Termination Date (other than for one of the terminating events described in subparagraph (iii) or (vi) of Section 3.1), the Executive shall be entitled for the period commencing on the Termination Date and ending on the date of the Executive's death (the "Coverage

         Period") to participate in any group health plan or program (whether insured or self-insured, or any combination thereof) provided by the Company for the benefit of its active employees or former employees (the "Company Plan"). The Company, consistent with sound business practices, shall use its best efforts to provide the Executive with coverage for the Executive and his spouse under the Company Plan during the Coverage Period (and any period thereafter to the extent required by applicable state and federal law), including, if necessary, amending the applicable provisions of the Company Plan and negotiating the addition of any necessary riders to any group health insurance contract. If the amount of the premium charged for coverage of the Executive and his spouse under the Company Plan shall exceed the amount of the premium charged an active employee participating in the Company Plan with respect to coverage under the Company Plan for the active employee and his spouse (or, the active employee and his family, in the event the Company Plan does not offer employee and spouse only coverage) (the "Maximum Premium Charge"), the amount of the premium charged for coverage of the Executive and his spouse under the Company Plan in excess of the Maximum Premium Charge shall be paid by the Company. In addition, the Company shall pay all or any portion of the Maximum Premium Charge with respect to the coverage of the Executive and his spouse to the extent of the highest premium paid by the Company for other retired executives of the Company. The portion of the Maximum Premium Charge not paid by the Company, if any, shall be paid by the Executive. If the amount of the premium charged to active employees participating in the Company Plan with respect to coverage under the Company Plan for such active employees and their spouses (or families, as the case may b to be paid for coverage of the Executive under such government programs shall be paid by the Executive.

               ARTICLE 7.  DISABILITY BENEFITS.

               7.1 Commencement of Total Disability. If the Executive suffers a "Total Disability" (as defined in Section 7.4), he shall be deemed totally disabled ("Totally Disabled") for purposes of this Agreement as of the date such Total Disability commenced.

               7.2 Benefits Payable Upon Total Disability. In the event of the Total Disability of the Executive, the Executive shall be entitled to benefits that are not less than the benefits payable under the Company's Long-Term Disability Plan as in effect on November 1, 1994. In the event that the Executive's Total Disability continues for a period of one hundred eighty (180) days (measured from the date the Executive became Totally Disabled), a Termination Date shall automatically occur, as provided in subparagraph (iv) of Section 3.1, at the end of such one hundred eighty day period (the "Disability Period"). The disability benefits payable under this Section 7.2 shall be paid in accordance with the terms of the Company's Long-Term Disability Plan as in effect on November 1, 1994.

               7.3 Cessation of Disability. Notwithstanding the provisions of Section 7.2, if prior to the end of the Disability Period, the Executive's Total Disability shall have ceased under the definition of Total Disability set forth in Section 7.4 and he shall have resumed his regular duties hereunder, the following special provisions shall apply: (i) this Agreement shall continue in full force and effect (except as otherwise provided in ARTICLE 3); and (ii) the Executive shall be entitled to resume his employment under this Agreement and to receive thereafter compensation in accordance with ARTICLE 4 as though he had not been Totally Disabled; provided, however, that unless the Executive shall perform his regular duties hereunder for a continuous period of at least sixty (60) days following a period of Total Disability before he again becomes Totally Disabled, he shall not be entitled to start a new Disability Period, but instead must continue under the remaining portion of the original Disability Period. In this event, the resumption of the original Disability Period shall commence on the date such Total Disability resumed.

               7.4 Definition of Total Disability. For purposes of this Agreement, "Total Disability" shall mean a physical or mental infirmity, or both, that entitles the Executive to a benefit under the Company's Long-Term Disability Plan as in effect on July 1, 1994.

               ARTICLE 8. DEATH BENEFIT. Upon the Termination Date that occurs on account of the Executive's death (as provided in subparagraph
(iii) of Section 3.1), the Company shall pay to the Executive's designated beneficiary (as determined pursuant to ARTICLE 16) an annual death benefit (the "Death Benefit") equal to twenty-five percent (25%) of the Executive's Average Base Salary (as defined in Section 6.1). The Death Benefit shall be payable to the Executive's designated beneficiary for five (5) years in approximately equal monthly installments on the first day of each calendar month commencing with the calendar month next following the month in which occurs the Executive's death and continuing for fifty-nine (59) consecutive calendar months thereafter.

               ARTICLE 9. DEATH FOLLOWING COMMENCEMENT OF PAYMENTS. Upon a Termination Date on account of an event entitling the Executive to receive payments pursuant to Section 6.1 or ARTICLES 7 or 12, and if he shall die prior to receiving any or all of the monthly installments to which he is due hereunder, then such remaining monthly installments shall be payable to his designated beneficiary (as determined pursuant to ARTICLE 16).

               ARTICLE 10. OTHER EMPLOYEE BENEFITS. In addition to the benefits provided under this Agreement, the Executive shall be entitled to participate in any and all retirement, health, disability, life insurance, nonqualified deferred compensation and tax-qualified retirement plans or any other plans or benefits offered by the Company to its executives generally, if and to the extent the Executive is eligible to participate in accordance with the terms and provisions of any such plan or benefit program. Nothing in this ARTICLE 10 is intended, or shall be construed, to require the Company to institute any particular plan, program or benefit. Benefits payable pursuant to this Agreement shall be in addition to benefits payable to the Executive under all other employee benefit plans or programs of the Company.
               ARTICLE 11. VACATION AND SICK LEAVE. The Executive shall be entitled to reasonable periods of vacation and sick leave during each Employment Year, commensurate with his position and in accordance with established Company policy. The Executive shall continue to receive his Base Salary during the time of his vacation and sick leave. Vacation and sick leave not taken during the applicable Employment Year cannot be accumulated and taken during a subsequent Employment Year nor will the Executive be paid for vacation and sick leave not taken.

               ARTICLE 12.  TERMINATION COMPENSATION.

               12.1 Monthly Compensation. Upon a Termination Date that occurs for any reason, the Executive shall be entitled to continue to receive his Base Salary through the last day of the month in which the Termination Date occurs (the "Termination Month").

               12.2 Compensation Continuance. In addition to the compensation provided for in Section 12.1, upon the termination of the Executive's employment by the Company's exercise of the Notice Exception or by the Executive for Good Reason, the Executive (or in the event of his subsequent death, his designated beneficiary) shall be entitled to continue to receive during the remainder of the Term following the last day of the Termination Month (the "Compensation Continuance Period"), the Base Salary (as increased each year to reflect increases in the cost of living) that he would have received pursuant to Section 4.1 during the Compensation Continuance Period if the Termination Date had not occurred and bonuses equal to the bonuses that would have been payable to the Executive under the Company's Cash Bonus Plan (or any successor plan or arrangement) based on the terms of such plan and the Executive's participation level immediately before the Termination Date. During the Compensation Continuance Period, the Executive shall (i) subject to the provisions of Section 6.2, continue to participate in all employee benefit plans or programs of the Company (as described in ARTICLE 10), and (ii) be available at reasonable times to provide consulting services to the Company.

               12.3 Special Severance Benefit. In addition to the compensation provided for in Sections 12.1 and 12.2, upon the termination of the Executive's employment by the Company's exercise of the Notice Exception, or by the Executive for Good Reason, or by the Company's giving notice which would cause the Term to expire at the end of the Initial Term or at the end of any succeeding Extension Period, the Executive (or in the event of his subsequent death, his designated beneficiary) shall be entitled to a special severance benefit (the "Severance Benefit") equal to his Base Salary and bonus under the Cash Bonus Plan (or any successor plan or arrangement) for the Employment Year just completed, which Severance Benefit shall be payable for one (1) year in approximately equal monthly installments commencing on the first day of the month next following the expiration of the Compensation Continuance Period (or the last day of the Termination Month, as the case may be), and continuing for eleven (11) consecutive calendar months thereafter (the "Severance Period"). The Severance Benefit payments shall be paid in accordance with the payroll schedule for salaried personnel of the Company.

See Section 6.1 for additional benefits the Executive may be entitled to receive following receipt of the compensation provided for in this ARTICLE 12.

               ARTICLE 13. POST-TERMINATION OBLIGATIONS. All payments and benefits to the Executive under this Agreement shall be subject to the Executive's compliance with the following provisions during the Term and following the termination of the Executive's employment:

               13.1 Assistance in Litigation. The Executive shall, upon reasonable notice, furnish such information and assistance to the Company as may reasonably be required by the Company in connection with any litigation in which it is, or may become, a party, and which arises out of facts and circumstances known to the Executive. The Company shall promptly reimburse the Executive for his out-of-pocket expenses incurred in connection with the fulfillment of his obligations under this Section 13.1.

               13.2 Confidential Information. The Executive shall not disclose or reveal to any unauthorized person any trade secret or other confidential information relating to the Company, its subsidiaries or affiliates, or to any businesses operated by them, and the Executive confirms that such information constitutes the exclusive property of the Company; provided, however, that the foregoing shall not prohibit the Executive from disclosing such information to the extent necessary or desirable in connection with obtaining financing for the Company (or furnishing such information under any agreements, documents or instruments under which such financing may have been obtained) or otherwise disclosing such information to third parties or governmental agencies in furtherance of the interests of the Company; or as may be required by law.

               13.3 Noncompetition. The Executive shall not: (i) prior to a Termination Date and for the one-year period following a Termination Date, without the prior written consent of the Company, engage directly or indirectly, as a licensee, owner, manager, consultant, officer, employee, director, investor or otherwise, in any business in competition with the Company; or

         (ii) usurp for his own benefit any corporate opportunity under consideration by the Company during his employment, unless the Company shall have finally decided not to take advantage of such corporate opportunity. The restrictions of part (i) of this
         Section 13.3 shall not apply if the employment of the Executive is terminated by the Company's exercise of the Notice Exception or by the Executive for Good Reason, and shall further not apply to a passive investment by the Executive constituting ownership of less than five percent (5%) of the equity of any entity engaged in any business described in part (i) of this Section 13.3. The amount, if any, payable to the Executive after a Termination Date but prior to the end of the Term shall be reduced, but not below zero, by the amount of any remuneration for personal services earned by or payable to the Executive by a business that is in competition with the Company. The Executive acknowledges that the possible restrictions on his activities which may occur as a result of his performance of his obligations under this Section 13.3 are required for the reasonable protection of the Company.

               13.4 Failure to Comply. In the event that the Executive shall fail to comply with any provision of this ARTICLE 13, and such failure shall continue for ten (10) days following delivery of notice thereof by the Company to the Executive, all rights hereunder of the Executive and any person claiming under or through him shall thereupon terminate and no person shall be entitled thereafter to receive any payments or benefits hereunder (except for benefits under employee benefit plans or programs as provided in ARTICLE 10 which have been earned or otherwise fixed or determined to be payable prior to such termination). In addition to the foregoing, in the event of a breach or threatened breach by the Executive of the provisions of this ARTICLE 13, the Company shall have and may exercise any and all other rights and remedies available to the Company at law or otherwise, including but not limited to obtaining an injunction from a court of competent jurisdiction enjoining and restraining the Executive from committing such violation, and the Executive hereby consents to the issuance of such injunction.

               ARTICLE 14. ADDITIONAL PAYMENTS BY COMPANY. In the event that any amount required to be paid or distributed to the Executive pursuant to this Agreement shall constitute a parachute payment within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), and the aggregate of such parachute payments and any other amounts otherwise required to be paid or distributed to the Executive by the Company shall cause the Executive to be subject to the excise tax on excess parachute payments under Section 4999 of the Code (the "Excise Tax"), or any successor or similar provision thereof, the Company shall pay to the Executive an additional amount (the "Gross-Up Payment") such that the net amount the Executive shall receive after the payment of any Excise Tax, shall equal the amount which he would have received if the Excise Tax had not been imposed. The Gross-Up Payment shall be the sum of the following:

               (a) The rate of the Excise Tax multiplied by the amount of the excess parachute payments;

               (b) Any federal income tax, social security tax, unemployment tax or Excise Tax imposed upon the Executive as a result of the Gross-Up Payment required to be made under this
         ARTICLE 14; and

               (c) Any state income or other tax imposed upon the Executive as a result of the Gross-Up Payment required to be made under this ARTICLE 14.

               For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation for individuals in the calendar year in which the Excise Tax is required to be paid. In addition, the Executive shall be deemed to pay state income taxes at a rate determined in accordance with the following formula:

               (1 - (highest marginal rate of federal income taxation for individuals)) x (highest marginal rate of Virginia income taxes for individuals in the calendar year in which the Excise Tax is required to be paid).

In the event the Executive is subject to the provisions of Section 68 of the Code, the combined federal and state income tax rate determined above shall be adjusted to reflect any loss in the federal deduction for state income taxes on the Gross-Up Payment.

               The Gross-Up Payment shall be made not later than the fifth
(5th) day, or as soon thereafter as the Company deems practicable, following the date the Executive becomes subject to payment of the Excise Tax; provided, however, that if the amount of such payment cannot be finally determined on or before such day, the Company shall pay to the Executive on such day an estimate, as determined in good faith by the Company, of the minimum amount of such payment and shall pay the remainder of such payment (together with interest at the rate provided under Section 1274(b)(2)(B) of the Code) as soon as the amount can be determined but no later than the thirtieth (30th) day after the date the Executive becomes subject to the payment of the Excise Tax. In the event the amount of the estimated payment exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to the Executive, payable on the fifth (5th) day after demand by the Company (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code).

               In the event that the Excise Tax is subsequently determined to be less than the amount taken into account hereunder at the time the Gross-Up Payment is made, the Executive shall repay to the Company at the time that the amount of such reduction in Excise Tax is finally determined, the portion of the Gross-Up Payment attributable to such reduction (plus the portion of the Gross-Up Payment attributable to the Excise Tax, federal and state taxes imposed on the Gross-Up Payment being repaid by the Executive, if such repayment results in a reduction in Excise Tax and/or a federal or state tax deduction) plus interest on the amount of such repayment at the rate provided in Section 1274(b)(2)(B) of the Code. The Executive shall not be required to make the payment described in the preceding sentence if he paid the Excise Tax to the

Internal Revenue Service and the period for requesting a refund for all or part of such Excise Tax payment has expired. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder at the time the Gross-Up Payment is made (including by reason of any payment the existence or amount of which cannot be determined at that time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest payable with respect to such excess) at the time that the amount of such excess is finally determined. The Company shall not be required to make the payment described in the preceding sentence if the period in which the Internal Revenue Service may assess additional Excise Tax against the Executive has expired.

               ARTICLE 15. ATTORNEYS' FEES. In the event that the Executive incurs any attorneys' fees in protecting or enforcing his rights under this Agreement or under any employee benefit plans or programs sponsored by the Company in which the Executive is a participant, the Company shall reimburse the Executive for such reasonable attorneys' fees and for any other reasonable expenses related thereto. Such reimbursement shall be made within thirty (30) days following final resolution of the dispute or occurrence giving rise to such fees and expenses.

               ARTICLE 16. BENEFICIARY. The Executive shall name one or more primary beneficiaries and one or more contingent beneficiaries, who shall be entitled to receive any death benefit payable under ARTICLE 8 or any benefits payable under ARTICLE 9 due to the Executive's death following commencement of payments under Section 6.1 or ARTICLES 7 or 12, which beneficiary or beneficiaries shall be subject to change from time to time by notice in writing to the Board. A beneficiary may be a trust, an individual or the Executive's estate. If the Executive fails to designate a beneficiary, primary or contingent, then and in such event, such benefit shall be paid to the surviving spouse of the Executive or, if he shall leave no surviving spouse, then to the Executive's estate. If a named beneficiary entitled to receive any death benefit is not living or in existence at the death of the Executive or dies prior to asserting a written claim for any such death benefit, then and in any such event, such death benefit shall be paid to the other primary beneficiary or beneficiaries named by the Executive who shall then be living or in existence, if any, otherwise to the contingent beneficiary or beneficiaries named by the Executive who shall then be living or in existence, if any; but if there are no primary or contingent beneficiaries then living or in existence, such benefit shall be paid to the surviving spouse of the Executive or, if he shall leave no surviving spouse, then to the Executive's estate. If a named beneficiary is receiving or is entitled to receive payments of any such death benefit and dies before receiving all of the payments due him, any remaining benefits shall be paid to the other primary beneficiary or beneficiaries named by the Executive who shall then be living or in existence, if any, otherwise to the contingent beneficiary or beneficiaries named by the Executive who shall then be living or in existence, if any; but if there are no primary or contingent beneficiaries then living or in existence, the balance shall be paid to the estate of the beneficiary who was last receiving the payments.

               ARTICLE 17. DECISIONS BY COMPANY; FACILITY OF PAYMENT. Any powers granted to the Board hereunder may be exercised by a committee, appointed by the Board, and such committee, if appointed, shall have general responsibility for the administration and interpretation of this Agreement. Subject to and to the extent not inconsistent with the provisions of ARTICLE 16, if the Board or the committee shall find that any person to whom any amount is or was payable hereunder is unable to care for his affairs because of illness or accident, or is a minor, or has died, then the Board or the committee, if it so elects, may direct that any payment due him or his estate (unless a prior claim therefore has been made by a duly appointed legal representative) or any part thereof be paid or applied for the benefit of such person or to or for the benefit of his spouse, children or other dependents, an institution maintaining or having custody of such person, any other person deemed by the Board or committee to be a proper recipient on behalf of such person otherwise entitled to payment, or any of them, in such manner and proportion as the Board or committee may deem proper. Any such payment shall be in complete discharge of the liability of the Company therefor.

               ARTICLE 18. INDEMNIFICATION. The Company shall indemnify the Executive during his employment and thereafter to the maximum extent permitted by applicable law for any and all liability of the Executive arising out of, or in connection with, his employment by the Company or membership on the Board; provided, that in no event shall such indemnity of the Executive at any time during the period of his employment by the Company be less than the maximum indemnity provided by the Company at any time during such period to any other officer or director under and indemnification insurance policy or the bylaws or charter of the Company or by agreement.

               ARTICLE 19. SOURCE OF PAYMENTS; NO TRUST. The obligations of the Company to make payments hereunder shall constitute a liability of the Company to the Executive. Such payments shall be from the general funds of the Company, and the Company shall not be required to establish or maintain any special or separate fund, or otherwise to segregate assets to assure that such payments shall be made, and neither the Executive nor his designated beneficiary shall have any interest in any particular asset of the Company by reason of its obligations hereunder. Nothing contained in this Agreement shall create or be construed as creating a trust of any kind or any other fiduciary relationship between the Company and the Executive or any other person. To the extent that any person acquires a right to receive payments from the Company hereunder, such right shall be no greater than the right of an unsecured creditor of the Company.

               ARTICLE 20. SEVERABILITY. All agreements and covenants contained herein are severable, and in the event any of them shall be held to be invalid by any competent court, this Agreement shall be interpreted as if such invalid agreements or covenants were not contained herein.

               ARTICLE 21. ASSIGNMENT PROHIBITED. This Agreement is personal to each of the parties hereto, and neither party may assign nor delegate any of his or its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that nothing in this ARTICLE 21 shall preclude (i) the Executive from designating a beneficiary to receive any benefit payable under this Agreement upon his death or (ii) the executors, administrators, or other legal representatives of the Executive or his estate from assigning any rights under this Agreement to the person or persons entitled thereto.

               ARTICLE 22. NO ATTACHMENT. Except as otherwise provided in this Agreement or required by applicable law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge or hypothecation or to execution, attachment, levy, or similar process or assignment by operation of law and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

               ARTICLE 23. HEADINGS. The headings of articles, paragraphs and sections herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

               ARTICLE 24. GOVERNING LAW. The parties intend that this Agreement and the performance hereunder and all suits and special proceedings hereunder shall be construed in accordance with and under and pursuant to the laws of the Commonwealth of Virginia and that in any action, special proceeding or other proceeding that may be brought arising out of, in connection with, or by reason of this Agreement, the laws of the Commonwealth of Virginia shall be applicable and shall govern to the exclusion of the law of any other forum, without regard to the jurisdiction in which any action or special proceeding may be instituted.

               ARTICLE 25. BINDING EFFECT. This Agreement shall be binding upon, and inure to the benefit of, the Executive and his heirs, executors, administrators and legal representatives and the Company and its permitted successors and assigns.

               ARTICLE 26. MERGER OR CONSOLIDATION. The Company will not consolidate or merge into or with another corporation, or transfer all or substantially all of its assets to another corporation (the "Successor Corporation") unless the Successor Corporation shall assume this Agreement, and upon such assumption, the Executive and the Successor Corporation shall become obligated to perform the terms and conditions of this Agreement.

               ARTICLE 27. COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

               ARTICLE 28. ENTIRE AGREEMENT. This Agreement expresses the whole and entire agreement between the parties with reference to the employment of the Executive and, as of the effective date hereof, supersedes and replaces any prior employment agreement, understanding or arrangement (whether written or oral) between the Company and the Executive. Each of the parties hereto has relied on his or its own judgment in entering into this Agreement.

               ARTICLE 29. NOTICES. All notices, requests and other communications to any party under this Agreement shall be in writing (including telefacsimile transmission or similar writing) and shall be given to such party at its address or telefacsimile number set forth below or such other address or telefacsimile number as such party may hereafter specify for the purpose by notice to the other party:

                     (a)   If to the Executive:

                           T. H. Faucett
                           512 Bridge Street
                           Danville, VA 24541

                     (b)   If to the Company:

                           Dibrell Brothers, Incorporated
                           512 Bridge Street
                           P.O. Box 681
                           Danville, Virginia 24541-0681
                           Fax Number:  (804) 791-0180

Each such notice, request or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means, when delivered at the address specified in this
ARTICLE 29.

               ARTICLE 30. PEP. The Company agrees that its Pension Equalization Plan shall be amended (i) to provide that the greater of (x) the Executive's actual age and service or (y) the Executive's projected age and service at the end of the Initial Term shall be used in determining whether the Executive is entitled to a benefit under the Company's Pension Equalization Plan and (ii) to provide that the Executive will be entitled to a benefit under the Company's Pension Equalization Plan if, prior to his separation from service (x) the sum of the Executive's age and service (pursuant to the amendment described in (i) above) is at least 82, (y) the Executive attains age 54 or more and (z) the Executive completes at least 24 years of service; provided, however, that such amendments shall not apply if the Executive's employment is terminated during the Initial Term for Cause or the Executive resigns during the Initial Term without Good Reason. The Company further agrees that except as provided in the preceding sentence, during the Term the Company's Pension Equalization Plan shall not be amended without the Executive's consent.

               ARTICLE 31. MODIFICATION OF AGREEMENT. No waiver or modification of this Agreement or of any covenant, condition, or limitation herein contained shall be valid unless in writing and duly executed by the party to be charged therewith. No evidence of any waiver or modification shall be offered or received in evidence at any proceeding, arbitration, or litigation between the parties hereto arising out of or affecting this Agreement, or the rights or obligations of the parties hereunder, unless such waiver or modification is in writing, duly executed as aforesaid. The parties further agree that the provisions of this ARTICLE 30 may not be waived except as herein set forth.

               ARTICLE 32. TAXES. To the extent required by applicable law, the Company shall deduct and withhold all necessary Social Security taxes and all necessary federal and state withholding taxes and any other similar sums required by law to be withheld from any payments made pursuant to the terms of this Agreement.

               ARTICLE 33. EFFECTIVENESS. This Agreement shall have no effect, and shall be null and void ab initio, if the Company and Monk-Austin, Inc. do not consummate the transaction described in Agreement and Plan of Reorganization, dated as of October 22, 1994, on or before June 30, 1995 (or as of any extension of such deadline as may be approved by the Company's Board of Directors or if the Company and Standard Commercial Corporation do not consummate a merger, combination or similar reorganization on or before June 30, 1995.

               ARTICLE 34. RECITALS. The Recitals to this Agreement are incorporated herein and shall constitute an integral part of this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.


                                 EXECUTIVE:



                                 /s/ T. H. Faucett
                                 _______________________________(SEAL)
                                 T. H. FAUCETT


WITNESS:


/s/ Heather M. Brotherton
_______________________________
HEATHER M. BROTHERTON



                                 DIBRELL BROTHERS, INCORPORATED:



                                       John O. Hunnicutt
                                 By:____________________________________
                                        Vice President
                                       JOHN O. HUNNICUTT

Attest:


Debra H. Slaughter
_______________________________
Asst. Secretary

                                                                Exhibit 10.3

                           EMPLOYMENT AGREEMENT


         THIS EMPLOYMENT AGREEMENT (the "Agreement"), made and entered into on the 13th day of January, 1995, to be effective as of the 1st day of November, 1994, by and between DIBRELL BROTHERS, INCORPORATED (the "Company"), a corporation organized and existing under the laws of the Commonwealth of Virginia and having its principal office at Danville, Virginia, and T. W. OAKES (the "Executive"), an individual residing at Danville, Virginia.

                           R E C I T A L S:

         The Company is engaged in the business of purchasing and processing leaf tobacco and selling processed tobacco to manufacturers of cigarettes and other consumer tobacco products. The Executive is experienced in, and knowledgeable concerning, all aspects of the business of the Company. The Executive has heretofore been employed by the Company as its Senior Vice President. The Company desires to continue to employ the Executive as Senior Vice President of the Company, and the Executive desires to continue to be employed by the Company in that capacity. Furthermore, the Company desires to provide for the Executive certain disability, death, severance and supplemental retirement benefits in addition to those provided by the employee benefit plans of the Company. The Company and the Executive desire to reduce to writing the terms of their understanding and to provide for the Executive's continued employment by the Company pursuant to the terms of this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and obligations herein and the compensation the Company agrees herein to pay the Executive, and of other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Executive agree as follows:

               ARTICLE 1. EMPLOYMENT OF EXECUTIVE. Subject to the terms and conditions set forth in this Agreement, the Company hereby employs the Executive and the Executive hereby accepts such employment for the period stated in ARTICLE 3 of this Agreement.

               ARTICLE 2.    POSITION, RESPONSIBILITIES AND DUTIES.

               2.1 Position and Responsibilities. The Executive shall serve as Senior Vice President of the Company on the conditions herein provided. The Executive shall provide such executive services in the management of the Company's business not inconsistent with his position and the provisions of Section 2.2 as shall be assigned to him from time to time by the Board of Directors of the Company (the "Board") or by such officers of the Company as may be senior in authority to the Executive.

               2.2 Duties. In addition to having the responsibilities described in Section 2.1, the Executive shall also serve, if elected, as an officer and director of the Company or of any subsidiary or affiliate of the Company. Except for illness, reasonable vacation periods, and reasonable leaves of absence, the Executive shall devote his full business time, attention, skill, energies and efforts to the faithful performance of his duties hereunder and to the business and affairs of the Company and any subsidiary or affiliate of the Company and shall not during his employment by the Company be employed in any other business activity, whether or not such activity is pursued for gain, profit or other pecuniary advantage; provided however, that (i) with the approval of the Board, the Executive may serve, or continue to serve, on the board of directors of, and hold any other offices or positions in, other companies or organizations, which, in the Board's judgment, will not present any conflict of interest with the Company or any of its subsidiaries or affiliates or divisions, or materially affect the performance of the Executive's duties pursuant to this Agreement and (ii) the Executive shall not be prevented from investing his personal assets in any business which does not compete with the Company or with any subsidiary or affiliate of the Company, where the form or manner of such investment will not require substantial services on the part of the Executive in the operation of business in which such investment is made. Notwithstanding the foregoing, the duties of the Executive (i) shall not be expanded without the Executive's prior approval and (ii) shall not require him to relocate his residence from Danville, Virginia, and shall not make it impractical for him to continue to reside there or cause him to reside away from there for extended periods of time.

               ARTICLE 3.    TERM.

               3.1 Term of Employment. The term of the Executive's employment under this Agreement shall be effective as of November 1, 1994, and shall continue until the earliest to occur of the following (the "Termination Date"): (i) October 31, 1999 (except as otherwise provided in this Section 3.1); (ii) the last day of the Employment Year (as defined in this Section 3.1) in which the Executive attains the age of sixty-five (65); (iii) the date of death of the Executive; (iv) the date coinciding with the end of one hundred eighty (180) days of continuous "Total Disability" of the Executive (as defined in ARTICLE 7); (v) the specified date of termination under the Notice Exception (as defined in Section 3.2); (vi) the date of termination under the Cause Exception (as defined in Section 3.3); or (vii) the date the Executive terminates his employment for Good Reason (as defined in Section 3.4). In the event that the Initial Term (as defined in this Section 3.1) shall expire for the terminating event described in subparagraph (i) of this Section 3.1, then, notwithstanding the provisions of subparagraph (i) of this Section 3.1, the term of this Agreement shall be extended automatically, without any further action by the Company or the Executive, for successive one-year periods (each, an "Extension Period") following the expiration of the Initial Term (as defined in this Section 3.1) (by reason of the terminating event described in subparagraph (i) of this Section 3.1) or any succeeding one-year Extension Period (except as otherwise provided in this Section 3.1). If either party hereto desires for the Term to expire at the end of the Initial Term or at the end of any succeeding one-year Extension Period, such party shall give written notice of such desire to the other party no later than September 1 of the Employment Year (as defined in this Section 3.1) in which the Initial Term (as defined in this Section 3.1) will expire or September 1 of any succeeding one-year Extension Period. The "Initial Term" is the period beginning on November 1, 1994, and ending on October 31, 1999.
         All references herein to the term of the Executive's employment (the "Term") shall refer to the Initial Term and shall include any Extension Period. Each twelve-month period beginning November 1 during the Term is referred to herein as an "Employment Year."

               3.2 Termination of Giving Notice. If either party hereto desires to terminate the Executive's employment prior to the expiration of the Term, such party shall give not less than sixty
         (60) days written notice of such desire to the other party specifying the date of termination (the "Notice Exception"). Notwithstanding the foregoing, the Notice Exception shall not be effected by the Company while the Executive is Totally Disabled as provided in ARTICLE 7.

               3.3 Termination for Cause; Automatic Termination. The Company shall at all times have the right to discharge the Executive for Cause. For purposes of this Agreement, Cause shall be limited to one or more of the following: (i) habitual intoxication by the Executive while performing his duties under this Agreement; (ii) theft or embezzlement; (iii) alcoholism; (iv) drug addiction; (v) conviction of a felony; or (vi) willful, flagrant, deliberate and repeated infractions of material published policies and regulations of the Company of which the Executive has actual knowledge (the "Cause Exception"). If the Company desires to discharge the Executive under the Cause Exception, it shall give notice to the Executive as provided in
         Section 3.5 and the Executive shall have thirty (30) days after notice has been given to him in which to cure the reason for the Company's exercise of the Cause Exception. If the reason for the

         Company's exercise of the Cause Exception is timely cured by the Executive, the Company's notice shall become null and void. For purpose of this Agreement, Cause shall not include the Executive's Total Disability (as defined in Section 7.4).

               3.4 Good Reason. In addition to termination under the Notice Exception, the Executive may terminate his employment at any time for Good Reason (as defined in this Section 3.4). If the Executive desires to terminate his employment for Good Reason, he shall give notice to the Company as provided in Section 3.5. For purposes of this Section 3.4, "Good Reason" shall mean any of the following:

                     (a) The Executive's resignation from the Company's employment on account of the failure by the Board to reelect the Executive to a responsible executive position in the Company and the Executive then elects to leave the Company's employment within six (6) months of such failure to so reelect or reappoint the Executive;

                     (b) The Executive's resignation from the Company's employment on account of a material modification by the Board or any officer of the Company as may be senior in authority to the Executive of the duties, functions and responsibilities of the Executive as the Company's
               Senior Vice President without his consent within six (6) months of such modification; or

                     (c) The Executive's resignation from the Company's employment on account of any material breach of a provision of this Agreement by the Company, which breach is not cured within thirty (30) days after notice has been given to the Company by the Executive. Without limiting the generality of the foregoing sentence, the Company shall be in material breach of its obligations hereunder if, for example, the Company shall not permit the Executive to exercise such responsibilities as are consistent with the Executive's position and are of such a nature as are usually associated with such offices of a corporation engaged in substantially the same business as the Company, or the Executive shall at any time be required to report to anyone other than directly to the Board or any officer of the Company as may be senior in authority to the Executive, or the Company causes the Executive to relocate his residence from Danville, Virginia or makes it impractical for him to continue to reside there or causes him to reside away from there for extended periods of time, or the Company shall fail to make a payment when due to the Executive.

               3.5 Notice of Termination. Any termination by the Company under the Cause Exception or by the Executive for Good Reason shall be communicated by Notice of Termination to the other party hereto. For purposes of Sections 3.3 and 3.4, a "Notice of

         Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the termination date is other than the date of receipt of such notice, specifies the effective date of termination (with respect to the events described in Sections 3.4(a) and (b), such date shall be not more than 30 days after the giving of such notice).

               3.6   Rights of Executive Upon Termination of Employment.

               (a) Following a Termination Date that occurs on account of one of the terminating events described in subparagraphs (i), (ii),
         (v) or (vii) of Section 3.1, the rights of the Executive shall be as provided in ARTICLES 4, 5, 6, 9, 10, 12, 13, 14, 15, 16, 18 and
         26.


               (b) Following a Termination Date that occurs on account of the Executive's death as provided in subparagraph (iii) of
         Section 3.1, the rights of the Executive's personal representative and designated beneficiary (as determined pursuant to ARTICLE 16) shall be as provided in ARTICLES 4, 5, 8, 10, 12, 14, 15, 16, 18 and 26.

               (c) Following a Termination Date that occurs on account of the Executive's Total Disability as provided in subparagraph
         (iv) of Section 3.1, the rights of the Executive shall be as provided in ARTICLES 4, 5, 7, 9, 10, 12, 13, 14, 15, 16, 18 and
         26.

               (d) Following a Termination Date that occurs because the Executive is terminated for Cause as provided in subparagraph (vi) of Section 3.1, the rights of the Executive shall be as provided in ARTICLES 4, 5, 9, 10, 12, 13, 14, 15, 16, 18 and 26.

               ARTICLE 4. COMPENSATION. For all services rendered by the Executive during the Term and prior to a Termination Date, including without limitation, services as an executive, officer, director (except fees and reimbursements to which all members of the Board, or a subsidiary or affiliate of the Company, are generally entitled) or member of any committee of the Company or of any subsidiary, affiliate, or division thereof, the Company shall pay the Executive as compensation the following:

               4.1 Base Salary. The Executive shall be paid for his services during the Term and prior to a Termination Date a base annual salary of $155,000 (the "Base Salary"), payable in appropriate installments to conform with regular payroll dates for salaried personnel of the Company. The Executive's Base Salary shall be automatically increased on November 1 of each Employment Year to reflect increases in the cost of living (as hereinafter described). In no event, however, shall the Executive's Base Salary under this Agreement ever be less than $163,000. In addition to any cost of living increase in the Executive's Base

         Salary, the Board or its Compensation Committee may, in its sole discretion, increase the Executive's Base Salary based on his performance. The amount of any annual automatic cost of living increase in the Executive's Base Salary shall be determined by multiplying the most recent Base Salary times a fraction whose numerator shall be the Consumer Price Index (the "CPI") [All Urban Consumers, South Region Average (1982-84 = 100); All Items, Bureau of Labor Statistics of The United States Department of Labor], for the month of September next preceding the November 1 of the current Employment Year, and whose denominator shall be the CPI for the month of September next preceding the November 1 of the Employment Year immediately prior to the current Employment Year. If the quotient obtained in the foregoing fraction shall be a number less than one (1), the Base Salary shall be equal to the Base Salary of the Employment Year just completed. In the event
         (i) the CPI ceases to use the 1982-84 average of 100 as the base of calculation, or (ii) a substantial change is made in the quality or quantity of the items utilized in determining the CPI, or (iii) the publishing of the CPI shall be discontinued for any reason, the United States Department of Labor shall be requested to furnish a new index comparable to the CPI, together with the information which will make possible the conversion of such new index to replace the CPI for the purposes of computing the Base Salary as provided for herein. If for any reason the United States Department of Labor does not furnish such an index and information, the parties hereto shall thereafter accept and use, as determined by the Board, such other index or comparable statistics to measure the cost of living as shall be computed and published by (i) an agency of the United States Government, (ii) a reasonable financial periodical or (iii) a recognized authority mutually selected by the Company and the Executive.

               4.2 Cash Bonus Plan. In addition to the Base Salary provided for in Section 4.1, during the Term and prior to a Termination Date the Executive shall be eligible to participate in the Company's Cash Bonus Plan (or any successor plan or arrangement) and to receive bonuses in accordance with the terms of such plan. Any such bonus shall be payable in the manner provided in the Company's Cash Bonus Plan (or any successor plan or arrangement).

               ARTICLE 5. REIMBURSEMENT OF EXPENSES, OFFICE AND SECRETARIAL ASSISTANCE. The Company recognizes that the Executive will incur, from time to time, expenses for the benefit of the Company and in furtherance of the Company's business, including, but not limited to, expenses for entertainment, travel and other business expenses consistent with the Company's past practices. During (i) the Term and prior to a Termination Date and (ii) any Compensation Continuance Period (as defined in ARTICLE 12), the Executive will be reimbursed for his reasonable expenses incurred for the benefit of the Company in accordance with the general policy of the Company as adopted from time to time by the Board. To receive such reimbursement, the Executive must present to the Company an itemized accounting of such expenses, in such detail as the Company may reasonably request. The Company further agrees to furnish the Executive during (i) the Term and prior to any Termination Date, (ii) any Compensation Continuance Period (as defined in ARTICLE 12) with an office and such secretarial assistance as shall be suitable to the character of the Executive's position with the Company and adequate for the performance of his duties hereunder. In the event of the termination of the

Executive's employment for any reason, the Company shall reimburse the Executive (or in the event of death, his personal representative) for expenses incurred by the Executive on behalf of the Company prior to the Termination Date to the extent such expenses have not been previously reimbursed by the Company.

               ARTICLE 6. SPECIAL SUPPLEMENTAL RETIREMENT BENEFIT; SPECIAL HEALTH CARE BENEFIT.

               6.1 Special Supplemental Retirement Benefit. Upon a Termination Date (other than for one of the terminating events described in subparagraphs (iii), (iv) or (vi) of Section 3.1), whether voluntary or involuntary on the part of the Executive, the Executive shall be entitled to receive a special supplemental annual retirement benefit (the "Deferred Benefit") equal to fifty percent (50%) of his Average Base Salary (as defined in this Section 6.1) reduced (but not below zero), by the amount of any "Basic Benefit" (as defined in the Company's Pension Equalization
         Plan) payable to the Executive under the Company's Pension Equalization Plan. If the Executive is eligible to receive the Severance Benefit (as defined in ARTICLE 12), the Deferred Benefit shall be payable for nine (9) years in approximately equal monthly installments commencing on the first day of the month next following the end of the Severance Period (as defined in ARTICLE
         12) and continuing for one hundred seven (107) consecutive calendar months thereafter. If the Executive is not eligible to receive the Severance Benefit, the Deferred Benefit shall be payable for ten (10) years in approximately equal installments commencing on the first day of the month next following the end of the Employment Year in which the Term expires and continuing for one hundred nineteen (119) consecutive calendar months thereafter. The Deferred Benefit payments shall be paid in accordance with the payroll schedule for salaried personnel of the Company. For purposes of this Agreement, the "Average Base Salary" of the Executive shall mean the average of his annual Base Salary for the five (5) consecutive calendar years of employment pursuant to this Agreement (or, in the event the Executive does not have five (5) consecutive calendar years of employment pursuant to this Agreement, his annual salary for calendar years of employment prior to the date of this Agreement) ending coincident with or next preceding the Termination Date. If the Executive shall not have five (5) consecutive calendar years of employment, his Average Base Salary shall be equal to the Base Salary (or annual salary, as the case may be) for the calendar year of employment next preceding the Termination Date. Notwithstanding the foregoing, for purposes of this Section 6.1, the Executive's Average Base Salary shall in no event be less than $163,000. The Deferred Benefit payable under this Section 6.1 shall not affect the Executive's rights under the Company's Pension Equalization Plan.

               6.2 Special Health Care Benefit. In addition to the other benefits provided for in this Agreement, upon a Termination Date (other than for one of the terminating events described in subparagraph (iii) or (vi) of Section 3.1), the Executive shall be entitled for the period commencing on the Termination Date and ending on the date of the Executive's death (the "Coverage

         Period") to participate in any group health plan or program (whether insured or self-insured, or any combination thereof) provided by the Company for the benefit of its active employees or former employees (the "Company Plan"). The Company, consistent with sound business practices, shall use its best efforts to provide the Executive with coverage for the Executive and his spouse under the Company Plan during the Coverage Period (and any period thereafter to the extent required by applicable state and federal law), including, if necessary, amending the applicable provisions of the Company Plan and negotiating the addition of any necessary riders to any group health insurance contract. If the amount of the premium charged for coverage of the Executive and his spouse under the Company Plan shall exceed the amount of the premium charged an active employee participating in the Company Plan with respect to coverage under the Company Plan for the active employee and his spouse (or, the active employee and his family, in the event the Company Plan does not offer employee and spouse only coverage) (the "Maximum Premium Charge"), the amount of the premium charged for coverage of the Executive and his spouse under the Company Plan in excess of the Maximum Premium Charge shall be paid by the Company. In addition, the Company shall pay all or any portion of the Maximum Premium Charge with respect to the coverage of the Executive and his spouse to the extent of the highest premium paid by the Company for other retired executives of the Company. The portion of the Maximum Premium Charge not paid by the Company, if any, shall be paid by the Executive. If the amount of the premium charged to active employees participating in the Company Plan with respect to coverage under the Company Plan for such active employees and their spouses (or families, as the case may b to be paid for coverage of the Executive under such government programs shall be paid by the Executive.

               ARTICLE 7.  DISABILITY BENEFITS.

               7.1 Commencement of Total Disability. If the Executive suffers a "Total Disability" (as defined in Section 7.4), he shall be deemed totally disabled ("Totally Disabled") for purposes of this Agreement as of the date such Total Disability commenced.

               7.2 Benefits Payable Upon Total Disability. In the event of the Total Disability of the Executive, the Executive shall be entitled to benefits that are not less than the benefits payable under the Company's Long-Term Disability Plan as in effect on November 1, 1994. In the event that the Executive's Total Disability continues for a period of one hundred eighty (180) days (measured from the date the Executive became Totally Disabled), a Termination Date shall automatically occur, as provided in subparagraph (iv) of Section 3.1, at the end of such one hundred eighty day period (the "Disability Period"). The disability benefits payable under this Section 7.2 shall be paid in accordance with the terms of the Company's Long-Term Disability Plan as in effect on November 1, 1994.

               7.3 Cessation of Disability. Notwithstanding the provisions of Section 7.2, if prior to the end of the Disability Period, the Executive's Total Disability shall have ceased under the definition of Total Disability set forth in Section 7.4 and he shall have resumed his regular duties hereunder, the following special provisions shall apply: (i) this Agreement shall continue in full force and effect (except as otherwise provided in ARTICLE 3); and (ii) the Executive shall be entitled to resume his employment under this Agreement and to receive thereafter compensation in accordance with ARTICLE 4 as though he had not been Totally Disabled; provided, however, that unless the Executive shall perform his regular duties hereunder for a continuous period of at least sixty (60) days following a period of Total Disability before he again becomes Totally Disabled, he shall not be entitled to start a new Disability Period, but instead must continue under the remaining portion of the original Disability Period. In this event, the resumption of the original Disability Period shall commence on the date such Total Disability resumed.

               7.4 Definition of Total Disability. For purposes of this Agreement, "Total Disability" shall mean a physical or mental infirmity, or both, that entitles the Executive to a benefit under the Company's Long-Term Disability Plan as in effect on July 1, 1994.

               ARTICLE 8. DEATH BENEFIT. Upon the Termination Date that occurs on account of the Executive's death (as provided in subparagraph
(iii) of Section 3.1), the Company shall pay to the Executive's designated beneficiary (as determined pursuant to ARTICLE 16) an annual death benefit (the "Death Benefit") equal to twenty-five percent (25%) of the Executive's Average Base Salary (as defined in Section 6.1). The Death Benefit shall be payable to the Executive's designated beneficiary for five (5) years in approximately equal monthly installments on the first day of each calendar month commencing with the calendar month next following the month in which occurs the Executive's death and continuing for fifty-nine (59) consecutive calendar months thereafter.

               ARTICLE 9. DEATH FOLLOWING COMMENCEMENT OF PAYMENTS. Upon a Termination Date on account of an event entitling the Executive to receive payments pursuant to Section 6.1 or ARTICLES 7 or 12, and if he shall die prior to receiving any or all of the monthly installments to which he is due hereunder, then such remaining monthly installments shall be payable to his designated beneficiary (as determined pursuant to ARTICLE 16).

               ARTICLE 10. OTHER EMPLOYEE BENEFITS. In addition to the benefits provided under this Agreement, the Executive shall be entitled to participate in any and all retirement, health, disability, life insurance, nonqualified deferred compensation and tax-qualified retirement plans or any other plans or benefits offered by the Company to its executives generally, if and to the extent the Executive is eligible to participate in accordance with the terms and provisions of any such plan or benefit program. Nothing in this ARTICLE 10 is intended, or shall be construed, to require the Company to institute any particular plan, program or benefit. Benefits payable pursuant to this Agreement shall be in addition to benefits payable to the Executive under all other employee benefit plans or programs of the Company.
               ARTICLE 11. VACATION AND SICK LEAVE. The Executive shall be entitled to reasonable periods of vacation and sick leave during each Employment Year, commensurate with his position and in accordance with established Company policy. The Executive shall continue to receive his Base Salary during the time of his vacation and sick leave. Vacation and sick leave not taken during the applicable Employment Year cannot be accumulated and taken during a subsequent Employment Year nor will the Executive be paid for vacation and sick leave not taken.

               ARTICLE 12.  TERMINATION COMPENSATION.

               12.1 Monthly Compensation. Upon a Termination Date that occurs for any reason, the Executive shall be entitled to continue to receive his Base Salary through the last day of the month in which the Termination Date occurs (the "Termination Month").

               12.2 Compensation Continuance. In addition to the compensation provided for in Section 12.1, upon the termination of the Executive's employment by the Company's exercise of the Notice Exception or by the Executive for Good Reason, the Executive (or in the event of his subsequent death, his designated beneficiary) shall be entitled to continue to receive during the remainder of the Term following the last day of the Termination Month (the "Compensation Continuance Period"), the Base Salary (as increased each year to reflect increases in the cost of living) that he would have received pursuant to Section 4.1 during the Compensation Continuance Period if the Termination Date had not occurred and bonuses equal to the bonuses that would have been payable to the Executive under the Company's Cash Bonus Plan (or any successor plan or arrangement) based on the terms of such plan and the Executive's participation level immediately before the Termination Date. During the Compensation Continuance Period, the Executive shall (i) subject to the provisions of Section 6.2, continue to participate in all employee benefit plans or programs of the Company (as described in ARTICLE 10), and (ii) be available at reasonable times to provide consulting services to the Company.

               12.3 Special Severance Benefit. In addition to the compensation provided for in Sections 12.1 and 12.2, upon the termination of the Executive's employment by the Company's exercise of the Notice Exception, or by the Executive for Good Reason, or by the Company's giving notice which would cause the Term to expire at the end of the Initial Term or at the end of any succeeding Extension Period, the Executive (or in the event of his subsequent death, his designated beneficiary) shall be entitled to a special severance benefit (the "Severance Benefit") equal to his Base Salary and bonus under the Cash Bonus Plan (or any successor plan or arrangement) for the Employment Year just completed, which Severance Benefit shall be payable for one (1) year in approximately equal monthly installments commencing on the first day of the month next following the expiration of the Compensation Continuance Period (or the last day of the Termination Month, as the case may be), and continuing for eleven (11) consecutive calendar months thereafter (the "Severance Period"). The Severance Benefit payments shall be paid in accordance with the payroll schedule for salaried personnel of the Company.

See Section 6.1 for additional benefits the Executive may be entitled to receive following receipt of the compensation provided for in this ARTICLE 12.

               ARTICLE 13. POST-TERMINATION OBLIGATIONS. All payments and benefits to the Executive under this Agreement shall be subject to the Executive's compliance with the following provisions during the Term and following the termination of the Executive's employment:

               13.1 Assistance in Litigation. The Executive shall, upon reasonable notice, furnish such information and assistance to the Company as may reasonably be required by the Company in connection with any litigation in which it is, or may become, a party, and which arises out of facts and circumstances known to the Executive. The Company shall promptly reimburse the Executive for his out-of-pocket expenses incurred in connection with the fulfillment of his obligations under this Section 13.1.

               13.2 Confidential Information. The Executive shall not disclose or reveal to any unauthorized person any trade secret or other confidential information relating to the Company, its subsidiaries or affiliates, or to any businesses operated by them, and the Executive confirms that such information constitutes the exclusive property of the Company; provided, however, that the foregoing shall not prohibit the Executive from disclosing such information to the extent necessary or desirable in connection with obtaining financing for the Company (or furnishing such information under any agreements, documents or instruments under which such financing may have been obtained) or otherwise disclosing such information to third parties or governmental agencies in furtherance of the interests of the Company; or as may be required by law.

               13.3 Noncompetition. The Executive shall not: (i) prior to a Termination Date and for the one-year period following a Termination Date, without the prior written consent of the Company, engage directly or indirectly, as a licensee, owner, manager, consultant, officer, employee, director, investor or otherwise, in any business in competition with the Company; or

         (ii) usurp for his own benefit any corporate opportunity under consideration by the Company during his employment, unless the Company shall have finally decided not to take advantage of such corporate opportunity. The restrictions of part (i) of this
         Section 13.3 shall not apply if the employment of the Executive is terminated by the Company's exercise of the Notice Exception or by the Executive for Good Reason, and shall further not apply to a passive investment by the Executive constituting ownership of less than five percent (5%) of the equity of any entity engaged in any business described in part (i) of this Section 13.3. The amount, if any, payable to the Executive after a Termination Date but prior to the end of the Term shall be reduced, but not below zero, by the amount of any remuneration for personal services earned by or payable to the Executive by a business that is in competition with the Company. The Executive acknowledges that the possible restrictions on his activities which may occur as a result of his performance of his obligations under this Section 13.3 are required for the reasonable protection of the Company.

               13.4 Failure to Comply. In the event that the Executive shall fail to comply with any provision of this ARTICLE 13, and such failure shall continue for ten (10) days following delivery of notice thereof by the Company to the Executive, all rights hereunder of the Executive and any person claiming under or through him shall thereupon terminate and no person shall be entitled thereafter to receive any payments or benefits hereunder (except for benefits under employee benefit plans or programs as provided in ARTICLE 10 which have been earned or otherwise fixed or determined to be payable prior to such termination). In addition to the foregoing, in the event of a breach or threatened breach by the Executive of the provisions of this ARTICLE 13, the Company shall have and may exercise any and all other rights and remedies available to the Company at law or otherwise, including but not limited to obtaining an injunction from a court of competent jurisdiction enjoining and restraining the Executive from committing such violation, and the Executive hereby consents to the issuance of such injunction.

               ARTICLE 14. ADDITIONAL PAYMENTS BY COMPANY. In the event that any amount required to be paid or distributed to the Executive pursuant to this Agreement shall constitute a parachute payment within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), and the aggregate of such parachute payments and any other amounts otherwise required to be paid or distributed to the Executive by the Company shall cause the Executive to be subject to the excise tax on excess parachute payments under Section 4999 of the Code (the "Excise Tax"), or any successor or similar provision thereof, the Company shall pay to the Executive an additional amount (the "Gross-Up Payment") such that the net amount the Executive shall receive after the payment of any Excise Tax, shall equal the amount which he would have received if the Excise Tax had not been imposed. The Gross-Up Payment shall be the sum of the following:

               (a) The rate of the Excise Tax multiplied by the amount of the excess parachute payments;

               (b) Any federal income tax, social security tax, unemployment tax or Excise Tax imposed upon the Executive as a result of the Gross-Up Payment required to be made under this
         ARTICLE 14; and

               (c) Any state income or other tax imposed upon the Executive as a result of the Gross-Up Payment required to be made under this ARTICLE 14.

               For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation for individuals in the calendar year in which the Excise Tax is required to be paid. In addition, the Executive shall be deemed to pay state income taxes at a rate determined in accordance with the following formula:

               (1 - (highest marginal rate of federal income taxation for individuals)) x (highest marginal rate of Virginia income taxes for individuals in the calendar year in which the Excise Tax is required to be paid).

In the event the Executive is subject to the provisions of Section 68 of the Code, the combined federal and state income tax rate determined above shall be adjusted to reflect any loss in the federal deduction for state income taxes on the Gross-Up Payment.

               The Gross-Up Payment shall be made not later than the fifth
(5th) day, or as soon thereafter as the Company deems practicable, following the date the Executive becomes subject to payment of the Excise Tax; provided, however, that if the amount of such payment cannot be finally determined on or before such day, the Company shall pay to the Executive on such day an estimate, as determined in good faith by the Company, of the minimum amount of such payment and shall pay the remainder of such payment (together with interest at the rate provided under Section 1274(b)(2)(B) of the Code) as soon as the amount can be determined but no later than the thirtieth (30th) day after the date the Executive becomes subject to the payment of the Excise Tax. In the event the amount of the estimated payment exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to the Executive, payable on the fifth (5th) day after demand by the Company (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code).

               In the event that the Excise Tax is subsequently determined to be less than the amount taken into account hereunder at the time the Gross-Up Payment is made, the Executive shall repay to the Company at the time that the amount of such reduction in Excise Tax is finally determined, the portion of the Gross-Up Payment attributable to such reduction (plus the portion of the Gross-Up Payment attributable to the Excise Tax, federal and state taxes imposed on the Gross-Up Payment being repaid by the Executive, if such repayment results in a reduction in Excise Tax and/or a federal or state tax deduction) plus interest on the amount of such repayment at the rate provided in Section 1274(b)(2)(B) of the Code. The Executive shall not be required to make the payment described in the preceding sentence if he paid the Excise Tax to the

Internal Revenue Service and the period for requesting a refund for all or part of such Excise Tax payment has expired. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder at the time the Gross-Up Payment is made (including by reason of any payment the existence or amount of which cannot be determined at that time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest payable with respect to such excess) at the time that the amount of such excess is finally determined. The Company shall not be required to make the payment described in the preceding sentence if the period in which the Internal Revenue Service may assess additional Excise Tax against the Executive has expired.

               ARTICLE 15. ATTORNEYS' FEES. In the event that the Executive incurs any attorneys' fees in protecting or enforcing his rights under this Agreement or under any employee benefit plans or programs sponsored by the Company in which the Executive is a participant, the Company shall reimburse the Executive for such reasonable attorneys' fees and for any other reasonable expenses related thereto. Such reimbursement shall be made within thirty (30) days following final resolution of the dispute or occurrence giving rise to such fees and expenses.

               ARTICLE 16. BENEFICIARY. The Executive shall name one or more primary beneficiaries and one or more contingent beneficiaries, who shall be entitled to receive any death benefit payable under ARTICLE 8 or any benefits payable under ARTICLE 9 due to the Executive's death following commencement of payments under Section 6.1 or ARTICLES 7 or 12, which beneficiary or beneficiaries shall be subject to change from time to time by notice in writing to the Board. A beneficiary may be a trust, an individual or the Executive's estate. If the Executive fails to designate a beneficiary, primary or contingent, then and in such event, such benefit shall be paid to the surviving spouse of the Executive or, if he shall leave no surviving spouse, then to the Executive's estate. If a named beneficiary entitled to receive any death benefit is not living or in existence at the death of the Executive or dies prior to asserting a written claim for any such death benefit, then and in any such event, such death benefit shall be paid to the other primary beneficiary or beneficiaries named by the Executive who shall then be living or in existence, if any, otherwise to the contingent beneficiary or beneficiaries named by the Executive who shall then be living or in existence, if any; but if there are no primary or contingent beneficiaries then living or in existence, such benefit shall be paid to the surviving spouse of the Executive or, if he shall leave no surviving spouse, then to the Executive's estate. If a named beneficiary is receiving or is entitled to receive payments of any such death benefit and dies before receiving all of the payments due him, any remaining benefits shall be paid to the other primary beneficiary or beneficiaries named by the Executive who shall then be living or in existence, if any, otherwise to the contingent beneficiary or beneficiaries named by the Executive who shall then be living or in existence, if any; but if there are no primary or contingent beneficiaries then living or in existence, the balance shall be paid to the estate of the beneficiary who was last receiving the payments.

               ARTICLE 17. DECISIONS BY COMPANY; FACILITY OF PAYMENT. Any powers granted to the Board hereunder may be exercised by a committee, appointed by the Board, and such committee, if appointed, shall have general responsibility for the administration and interpretation of this Agreement. Subject to and to the extent not inconsistent with the provisions of ARTICLE 16, if the Board or the committee shall find that any person to whom any amount is or was payable hereunder is unable to care for his affairs because of illness or accident, or is a minor, or has died, then the Board or the committee, if it so elects, may direct that any payment due him or his estate (unless a prior claim therefore has been made by a duly appointed legal representative) or any part thereof be paid or applied for the benefit of such person or to or for the benefit of his spouse, children or other dependents, an institution maintaining or having custody of such person, any other person deemed by the Board or committee to be a proper recipient on behalf of such person otherwise entitled to payment, or any of them, in such manner and proportion as the Board or committee may deem proper. Any such payment shall be in complete discharge of the liability of the Company therefor.

               ARTICLE 18. INDEMNIFICATION. The Company shall indemnify the Executive during his employment and thereafter to the maximum extent permitted by applicable law for any and all liability of the Executive arising out of, or in connection with, his employment by the Company or membership on the Board; provided, that in no event shall such indemnity of the Executive at any time during the period of his employment by the Company be less than the maximum indemnity provided by the Company at any time during such period to any other officer or director under and indemnification insurance policy or the bylaws or charter of the Company or by agreement.

               ARTICLE 19. SOURCE OF PAYMENTS; NO TRUST. The obligations of the Company to make payments hereunder shall constitute a liability of the Company to the Executive. Such payments shall be from the general funds of the Company, and the Company shall not be required to establish or maintain any special or separate fund, or otherwise to segregate assets to assure that such payments shall be made, and neither the Executive nor his designated beneficiary shall have any interest in any particular asset of the Company by reason of its obligations hereunder. Nothing contained in this Agreement shall create or be construed as creating a trust of any kind or any other fiduciary relationship between the Company and the Executive or any other person. To the extent that any person acquires a right to receive payments from the Company hereunder, such right shall be no greater than the right of an unsecured creditor of the Company.

               ARTICLE 20. SEVERABILITY. All agreements and covenants contained herein are severable, and in the event any of them shall be held to be invalid by any competent court, this Agreement shall be interpreted as if such invalid agreements or covenants were not contained herein.

               ARTICLE 21. ASSIGNMENT PROHIBITED. This Agreement is personal to each of the parties hereto, and neither party may assign nor delegate any of his or its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that nothing in this ARTICLE 21 shall preclude (i) the Executive from designating a beneficiary to receive any benefit payable under this Agreement upon his death or (ii) the executors, administrators, or other legal representatives of the Executive or his estate from assigning any rights under this Agreement to the person or persons entitled thereto.

               ARTICLE 22. NO ATTACHMENT. Except as otherwise provided in this Agreement or required by applicable law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge or hypothecation or to execution, attachment, levy, or similar process or assignment by operation of law and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

               ARTICLE 23. HEADINGS. The headings of articles, paragraphs and sections herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

               ARTICLE 24. GOVERNING LAW. The parties intend that this Agreement and the performance hereunder and all suits and special proceedings hereunder shall be construed in accordance with and under and pursuant to the laws of the Commonwealth of Virginia and that in any action, special proceeding or other proceeding that may be brought arising out of, in connection with, or by reason of this Agreement, the laws of the Commonwealth of Virginia shall be applicable and shall govern to the exclusion of the law of any other forum, without regard to the jurisdiction in which any action or special proceeding may be instituted.

               ARTICLE 25. BINDING EFFECT. This Agreement shall be binding upon, and inure to the benefit of, the Executive and his heirs, executors, administrators and legal representatives and the Company and its permitted successors and assigns.

               ARTICLE 26. MERGER OR CONSOLIDATION. The Company will not consolidate or merge into or with another corporation, or transfer all or substantially all of its assets to another corporation (the "Successor Corporation") unless the Successor Corporation shall assume this Agreement, and upon such assumption, the Executive and the Successor Corporation shall become obligated to perform the terms and conditions of this Agreement.

               ARTICLE 27. COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

               ARTICLE 28. ENTIRE AGREEMENT. This Agreement expresses the whole and entire agreement between the parties with reference to the employment of the Executive and, as of the effective date hereof, supersedes and replaces any prior employment agreement, understanding or arrangement (whether written or oral) between the Company and the Executive. Each of the parties hereto has relied on his or its own judgment in entering into this Agreement.

               ARTICLE 29. NOTICES. All notices, requests and other communications to any party under this Agreement shall be in writing (including telefacsimile transmission or similar writing) and shall be given to such party at its address or telefacsimile number set forth below or such other address or telefacsimile number as such party may hereafter specify for the purpose by notice to the other party:

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

                     (a)   If to the Executive:

                           T. H. Faucett
                           512 Bridge Street
                           Danville, VA 24541

                     (b)   If to the Company:

                           Dibrell Brothers, Incorporated
                           512 Bridge Street
                           P.O. Box 681
                           Danville, Virginia 24541-0681
                           Fax Number:  (804) 791-0180

Each such notice, request or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means, when delivered at the address specified in this
ARTICLE 29.

               ARTICLE 30. PEP. The Company agrees that its Pension Equalization Plan shall be amended (i) to provide that the greater of (x) the Executive's actual age and service or (y) the Executive's projected age and service at the end of the Initial Term shall be used in determining whether the Executive is entitled to a benefit under the Company's Pension Equalization Plan and (ii) to provide that the Executive will be entitled to a benefit under the Company's Pension Equalization Plan if, prior to his separation from service (x) the sum of the Executive's age and service (pursuant to the amendment described in (i) above) is at least 82, (y) the Executive attains age 54 or more and (z) the Executive completes at least 24 years of service; provided, however, that such amendments shall not apply if the Executive's employment is terminated during the Initial Term for Cause or the Executive resigns during the Initial Term without Good Reason. The Company further agrees that except as provided in the preceding sentence, during the Term the Company's Pension Equalization Plan shall not be amended without the Executive's consent.

               ARTICLE 31. MODIFICATION OF AGREEMENT. No waiver or modification of this Agreement or of any covenant, condition, or limitation herein contained shall be valid unless in writing and duly executed by the party to be charged therewith. No evidence of any waiver or modification shall be offered or received in evidence at any proceeding, arbitration, or litigation between the parties hereto arising out of or affecting this Agreement, or the rights or obligations of the parties hereunder, unless such waiver or modification is in writing, duly executed as aforesaid. The parties further agree that the provisions of this ARTICLE 30 may not be waived except as herein set forth.

               ARTICLE 32. TAXES. To the extent required by applicable law, the Company shall deduct and withhold all necessary Social Security taxes and all necessary federal and state withholding taxes and any other similar sums required by law to be withheld from any payments made pursuant to the terms of this Agreement.

               ARTICLE 33. EFFECTIVENESS. This Agreement shall have no effect, and shall be null and void ab initio, if the Company and Monk-Austin, Inc. do not consummate the transaction described in Agreement and Plan of Reorganization, dated as of October 22, 1994, on or before June 30, 1995 (or as of any extension of such deadline as may be approved by the Company's Board of Directors or if the Company and Standard Commercial Corporation do not consummate a merger, combination or similar reorganization on or before June 30, 1995.

               ARTICLE 34. RECITALS. The Recitals to this Agreement are incorporated herein and shall constitute an integral part of this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.


                                 EXECUTIVE:



                                 /s/ T. W. Oakes
                                 _______________________________(SEAL)
                                 T. W. OAKES


WITNESS:


/s/ Paul W. Ashworth
_______________________________
PAUL W. ASHWORTH



                                 DIBRELL BROTHERS, INCORPORATED:



                                       John O. Hunnicutt
                                 By:____________________________________
                                        Vice President
                                       JOHN O. HUNNICUTT

Attest:


Debra H. Slaughter
_______________________________
Asst. Secretary

                                                                Exhibit 10.4

                           EMPLOYMENT AGREEMENT


         THIS EMPLOYMENT AGREEMENT (the "Agreement"), made and entered into on the 16th day of January, 1995, to be effective as of the 1st day of November, 1994, by and between DIBRELL BROTHERS, INCORPORATED (the "Company"), a corporation organized and existing under the laws of the Commonwealth of Virginia and having its principal office at Danville, Virginia, and L. N. DIBRELL, III (the "Executive"), an individual residing at Danville, Virginia.

                           R E C I T A L S:

         The Company is engaged in the business of purchasing and processing leaf tobacco and selling processed tobacco to manufacturers of cigarettes and other consumer tobacco products. The Executive is experienced in, and knowledgeable concerning, all aspects of the business of the Company. The Executive has heretofore been employed by the Company as its Senior Vice President. The Company desires to continue to employ the Executive as Senior Vice President of the Company, and the Executive desires to continue to be employed by the Company in that capacity. Furthermore, the Company desires to provide for the Executive certain disability, death, severance and supplemental retirement benefits in addition to those provided by the employee benefit plans of the Company. The Company and the Executive desire to reduce to writing the terms of their understanding and to provide for the Executive's continued employment by the Company pursuant to the terms of this Agreement.


         NOW, THEREFORE, in consideration of the mutual covenants and obligations herein and the compensation the Company agrees herein to pay the Executive, and of other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Executive agree as follows:

               ARTICLE 1. EMPLOYMENT OF EXECUTIVE. Subject to the terms and conditions set forth in this Agreement, the Company hereby employs the Executive and the Executive hereby accepts such employment for the period stated in ARTICLE 3 of this Agreement.

               ARTICLE 2.    POSITION, RESPONSIBILITIES AND DUTIES.


               2.1 Position and Responsibilities. The Executive shall serve as Senior Vice President of the Company on the conditions herein provided. The Executive shall provide such executive services in the management of the Company's business not inconsistent with his position and the provisions of Section 2.2 as shall be assigned to him from time to time by the Board of Directors of the Company (the "Board") or by such officers of the Company as may be senior in authority to the Executive.

               2.2 Duties. In addition to having the responsibilities described in Section 2.1, the Executive shall also serve, if elected, as an officer and director of the Company or of any subsidiary or affiliate of the Company. Except for illness, reasonable vacation periods, and reasonable leaves of absence, the Executive shall devote his full business time, attention, skill, energies and efforts to the faithful performance of his duties hereunder and to the business and affairs of the Company and any subsidiary or affiliate of the Company and shall not during his employment by the Company be employed in any other business activity, whether or not such activity is pursued for gain, profit or other pecuniary advantage; provided however, that (i) with the approval of the Board, the Executive may serve, or continue to serve, on the board of directors of, and hold any other offices or positions in, other companies or organizations, which, in the Board's judgment, will not present any conflict of interest with the Company or any of its subsidiaries or affiliates or divisions, or materially affect the performance of the Executive's duties pursuant to this Agreement and (ii) the Executive shall not be prevented from investing his personal assets in any business which does not compete with the Company or with any subsidiary or affiliate of the Company, where the form or manner of such investment will not require substantial services on the part of the Executive in the operation of business in which such investment is made. Notwithstanding the foregoing, the duties of the Executive (i) shall not be expanded without the Executive's prior approval and (ii) shall not require him to relocate his residence from Danville, Virginia, and shall not make it impractical for him to continue to reside there or cause him to reside away from there for extended periods of time.

               ARTICLE 3.    TERM.

               3.1 Term of Employment. The term of the Executive's employment under this Agreement shall be effective as of November 1, 1994, and shall continue until the earliest to occur of the following (the "Termination Date"): (i) October 31, 1999 (except as otherwise provided in this Section 3.1); (ii) the last day of the Employment Year (as defined in this Section 3.1) in which the Executive attains the age of sixty-five (65); (iii) the date of death of the Executive; (iv) the date coinciding with the end of one hundred eighty (180) days of continuous "Total Disability" of the Executive (as defined in ARTICLE 7); (v) the specified date of termination under the Notice Exception (as defined in Section 3.2); (vi) the date of termination under the Cause Exception (as defined in Section 3.3); or (vii) the date the Executive terminates his employment for Good Reason (as defined in Section 3.4). In the event that the Initial Term (as defined in this Section 3.1) shall expire for the terminating event described in subparagraph (i) of this Section 3.1, then, notwithstanding the provisions of subparagraph (i) of this Section 3.1, the term of this Agreement shall be extended automatically, without any further action by the Company or the Executive, for successive one-year periods (each, an "Extension Period") following the expiration of the Initial Term (as defined in this Section 3.1) (by reason of the terminating event described in subparagraph (i) of this Section 3.1) or any succeeding one-year Extension Period (except as otherwise provided in this Section 3.1). If either party hereto desires for the Term to expire at the end of the Initial Term or at the end of any succeeding one-year Extension Period, such party shall give written notice of such desire to the other party no later than September 1 of the Employment Year (as defined in this Section 3.1) in which the Initial Term (as defined in this Section 3.1) will expire or September 1 of any succeeding one-year Extension Period. The "Initial Term" is the period beginning on November 1, 1994, and ending on October 31, 1999.
         All references herein to the term of the Executive's employment (the "Term") shall refer to the Initial Term and shall include any Extension Period. Each twelve-month period beginning November 1 during the Term is referred to herein as an "Employment Year."

               3.2 Termination of Giving Notice. If either party hereto desires to terminate the Executive's employment prior to the expiration of the Term, such party shall give not less than sixty
         (60) days written notice of such desire to the other party specifying the date of termination (the "Notice Exception"). Notwithstanding the foregoing, the Notice Exception shall not be effected by the Company while the Executive is Totally Disabled as provided in ARTICLE 7.

               3.3 Termination for Cause; Automatic Termination. The Company shall at all times have the right to discharge the Executive for Cause. For purposes of this Agreement, Cause shall be limited to one or more of the following: (i) habitual intoxication by the Executive while performing his duties under this Agreement; (ii) theft or embezzlement; (iii) alcoholism; (iv) drug addiction; (v) conviction of a felony; or (vi) willful, flagrant, deliberate and repeated infractions of material published policies and regulations of the Company of which the Executive has actual knowledge (the "Cause Exception"). If the Company desires to discharge the Executive under the Cause Exception, it shall give notice to the Executive as provided in
         Section 3.5 and the Executive shall have thirty (30) days after notice has been given to him in which to cure the reason for the Company's exercise of the Cause Exception. If the reason for the

         Company's exercise of the Cause Exception is timely cured by the Executive, the Company's notice shall become null and void. For purpose of this Agreement, Cause shall not include the Executive's Total Disability (as defined in Section 7.4).

               3.4 Good Reason. In addition to termination under the Notice Exception, the Executive may terminate his employment at any time for Good Reason (as defined in this Section 3.4). If the Executive desires to terminate his employment for Good Reason, he shall give notice to the Company as provided in Section 3.5. For purposes of this Section 3.4, "Good Reason" shall mean any of the following:

                     (a) The Executive's resignation from the Company's employment on account of the failure by the Board to reelect the Executive to a responsible executive position in the Company and the Executive then elects to leave the Company's employment within six (6) months of such failure to so reelect or reappoint the Executive;

                     (b) The Executive's resignation from the Company's employment on account of a material modification by the Board or any officer of the Company as may be senior in authority to the Executive of the duties, functions and responsibilities of the Executive as the Company's
               Senior Vice President without his consent within six (6) months of such modification; or

                     (c) The Executive's resignation from the Company's employment on account of any material breach of a provision of this Agreement by the Company, which breach is not cured within thirty (30) days after notice has been given to the Company by the Executive. Without limiting the generality of the foregoing sentence, the Company shall be in material breach of its obligations hereunder if, for example, the Company shall not permit the Executive to exercise such responsibilities as are consistent with the Executive's position and are of such a nature as are usually associated with such offices of a corporation engaged in substantially the same business as the Company, or the Executive shall at any time be required to report to anyone other than directly to the Board or any officer of the Company as may be senior in authority to the Executive, or the Company causes the Executive to relocate his residence from Danville, Virginia or makes it impractical for him to continue to reside there or causes him to reside away from there for extended periods of time, or the Company shall fail to make a payment when due to the Executive.

               3.5 Notice of Termination. Any termination by the Company under the Cause Exception or by the Executive for Good Reason shall be communicated by Notice of Termination to the other party hereto. For purposes of Sections 3.3 and 3.4, a "Notice of

         Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the termination date is other than the date of receipt of such notice, specifies the effective date of termination (with respect to the events described in Sections 3.4(a) and (b), such date shall be not more than 30 days after the giving of such notice).

               3.6   Rights of Executive Upon Termination of Employment.

               (a) Following a Termination Date that occurs on account of one of the terminating events described in subparagraphs (i), (ii),
         (v) or (vii) of Section 3.1, the rights of the Executive shall be as provided in ARTICLES 4, 5, 6, 9, 10, 12, 13, 14, 15, 16, 18 and
         26.


               (b) Following a Termination Date that occurs on account of the Executive's death as provided in subparagraph (iii) of
         Section 3.1, the rights of the Executive's personal representative and designated beneficiary (as determined pursuant to ARTICLE 16) shall be as provided in ARTICLES 4, 5, 8, 10, 12, 14, 15, 16, 18 and 26.

               (c) Following a Termination Date that occurs on account of the Executive's Total Disability as provided in subparagraph
         (iv) of Section 3.1, the rights of the Executive shall be as provided in ARTICLES 4, 5, 7, 9, 10, 12, 13, 14, 15, 16, 18 and
         26.

               (d) Following a Termination Date that occurs because the Executive is terminated for Cause as provided in subparagraph (vi) of Section 3.1, the rights of the Executive shall be as provided in ARTICLES 4, 5, 9, 10, 12, 13, 14, 15, 16, 18 and 26.

               ARTICLE 4. COMPENSATION. For all services rendered by the Executive during the Term and prior to a Termination Date, including without limitation, services as an executive, officer, director (except fees and reimbursements to which all members of the Board, or a subsidiary or affiliate of the Company, are generally entitled) or member of any committee of the Company or of any subsidiary, affiliate, or division thereof, the Company shall pay the Executive as compensation the following:

               4.1 Base Salary. The Executive shall be paid for his services during the Term and prior to a Termination Date a base annual salary of $155,000 (the "Base Salary"), payable in appropriate installments to conform with regular payroll dates for salaried personnel of the Company. The Executive's Base Salary shall be automatically increased on November 1 of each Employment Year to reflect increases in the cost of living (as hereinafter described). In no event, however, shall the Executive's Base Salary under this Agreement ever be less than $163,000. In addition to any cost of living increase in the Executive's Base

         Salary, the Board or its Compensation Committee may, in its sole discretion, increase the Executive's Base Salary based on his performance. The amount of any annual automatic cost of living increase in the Executive's Base Salary shall be determined by multiplying the most recent Base Salary times a fraction whose numerator shall be the Consumer Price Index (the "CPI") [All Urban Consumers, South Region Average (1982-84 = 100); All Items, Bureau of Labor Statistics of The United States Department of Labor], for the month of September next preceding the November 1 of the current Employment Year, and whose denominator shall be the CPI for the month of September next preceding the November 1 of the Employment Year immediately prior to the current Employment Year. If the quotient obtained in the foregoing fraction shall be a number less than one (1), the Base Salary shall be equal to the Base Salary of the Employment Year just completed. In the event
         (i) the CPI ceases to use the 1982-84 average of 100 as the base of calculation, or (ii) a substantial change is made in the quality or quantity of the items utilized in determining the CPI, or (iii) the publishing of the CPI shall be discontinued for any reason, the United States Department of Labor shall be requested to furnish a new index comparable to the CPI, together with the information which will make possible the conversion of such new index to replace the CPI for the purposes of computing the Base Salary as provided for herein. If for any reason the United States Department of Labor does not furnish such an index and information, the parties hereto shall thereafter accept and use, as determined by the Board, such other index or comparable statistics to measure the cost of living as shall be computed and published by (i) an agency of the United States Government, (ii) a reasonable financial periodical or (iii) a recognized authority mutually selected by the Company and the Executive.

               4.2 Cash Bonus Plan. In addition to the Base Salary provided for in Section 4.1, during the Term and prior to a Termination Date the Executive shall be eligible to participate in the Company's Cash Bonus Plan (or any successor plan or arrangement) and to receive bonuses in accordance with the terms of such plan. Any such bonus shall be payable in the manner provided in the Company's Cash Bonus Plan (or any successor plan or arrangement).

               ARTICLE 5. REIMBURSEMENT OF EXPENSES, OFFICE AND SECRETARIAL ASSISTANCE. The Company recognizes that the Executive will incur, from time to time, expenses for the benefit of the Company and in furtherance of the Company's business, including, but not limited to, expenses for entertainment, travel and other business expenses consistent with the Company's past practices. During (i) the Term and prior to a Termination Date and (ii) any Compensation Continuance Period (as defined in ARTICLE 12), the Executive will be reimbursed for his reasonable expenses incurred for the benefit of the Company in accordance with the general policy of the Company as adopted from time to time by the Board. To receive such reimbursement, the Executive must present to the Company an itemized accounting of such expenses, in such detail as the Company may reasonably request. The Company further agrees to furnish the Executive during (i) the Term and prior to any Termination Date, (ii) any Compensation Continuance Period (as defined in ARTICLE 12) with an office and such secretarial assistance as shall be suitable to the character of the Executive's position with the Company and adequate for the performance of his duties hereunder. In the event of the termination of the

Executive's employment for any reason, the Company shall reimburse the Executive (or in the event of death, his personal representative) for expenses incurred by the Executive on behalf of the Company prior to the Termination Date to the extent such expenses have not been previously reimbursed by the Company.

               ARTICLE 6. SPECIAL SUPPLEMENTAL RETIREMENT BENEFIT; SPECIAL HEALTH CARE BENEFIT.

               6.1 Special Supplemental Retirement Benefit. Upon a Termination Date (other than for one of the terminating events described in subparagraphs (iii), (iv) or (vi) of Section 3.1), whether voluntary or involuntary on the part of the Executive, the Executive shall be entitled to receive a special supplemental annual retirement benefit (the "Deferred Benefit") equal to fifty percent (50%) of his Average Base Salary (as defined in this Section 6.1) reduced (but not below zero), by the amount of any "Basic Benefit" (as defined in the Company's Pension Equalization
         Plan) payable to the Executive under the Company's Pension Equalization Plan. If the Executive is eligible to receive the Severance Benefit (as defined in ARTICLE 12), the Deferred Benefit shall be payable for nine (9) years in approximately equal monthly installments commencing on the first day of the month next following the end of the Severance Period (as defined in ARTICLE
         12) and continuing for one hundred seven (107) consecutive calendar months thereafter. If the Executive is not eligible to receive the Severance Benefit, the Deferred Benefit shall be payable for ten (10) years in approximately equal installments commencing on the first day of the month next following the end of the Employment Year in which the Term expires and continuing for one hundred nineteen (119) consecutive calendar months thereafter. The Deferred Benefit payments shall be paid in accordance with the payroll schedule for salaried personnel of the Company. For purposes of this Agreement, the "Average Base Salary" of the Executive shall mean the average of his annual Base Salary for the five (5) consecutive calendar years of employment pursuant to this Agreement (or, in the event the Executive does not have five (5) consecutive calendar years of employment pursuant to this Agreement, his annual salary for calendar years of employment prior to the date of this Agreement) ending coincident with or next preceding the Termination Date. If the Executive shall not have five (5) consecutive calendar years of employment, his Average Base Salary shall be equal to the Base Salary (or annual salary, as the case may be) for the calendar year of employment next preceding the Termination Date. Notwithstanding the foregoing, for purposes of this Section 6.1, the Executive's Average Base Salary shall in no event be less than $163,000. The Deferred Benefit payable under this Section 6.1 shall not affect the Executive's rights under the Company's Pension Equalization Plan.

               6.2 Special Health Care Benefit. In addition to the other benefits provided for in this Agreement, upon a Termination Date (other than for one of the terminating events described in subparagraph (iii) or (vi) of Section 3.1), the Executive shall be entitled for the period commencing on the Termination Date and ending on the date of the Executive's death (the "Coverage

         Period") to participate in any group health plan or program (whether insured or self-insured, or any combination thereof) provided by the Company for the benefit of its active employees or former employees (the "Company Plan"). The Company, consistent with sound business practices, shall use its best efforts to provide the Executive with coverage for the Executive and his spouse under the Company Plan during the Coverage Period (and any period thereafter to the extent required by applicable state and federal law), including, if necessary, amending the applicable provisions of the Company Plan and negotiating the addition of any necessary riders to any group health insurance contract. If the amount of the premium charged for coverage of the Executive and his spouse under the Company Plan shall exceed the amount of the premium charged an active employee participating in the Company Plan with respect to coverage under the Company Plan for the active employee and his spouse (or, the active employee and his family, in the event the Company Plan does not offer employee and spouse only coverage) (the "Maximum Premium Charge"), the amount of the premium charged for coverage of the Executive and his spouse under the Company Plan in excess of the Maximum Premium Charge shall be paid by the Company. In addition, the Company shall pay all or any portion of the Maximum Premium Charge with respect to the coverage of the Executive and his spouse to the extent of the highest premium paid by the Company for other retired executives of the Company. The portion of the Maximum Premium Charge not paid by the Company, if any, shall be paid by the Executive. If the amount of the premium charged to active employees participating in the Company Plan with respect to coverage under the Company Plan for such active employees and their spouses (or families, as the case may b to be paid for coverage of the Executive under such government programs shall be paid by the Executive.

               ARTICLE 7.  DISABILITY BENEFITS.

               7.1 Commencement of Total Disability. If the Executive suffers a "Total Disability" (as defined in Section 7.4), he shall be deemed totally disabled ("Totally Disabled") for purposes of this Agreement as of the date such Total Disability commenced.

               7.2 Benefits Payable Upon Total Disability. In the event of the Total Disability of the Executive, the Executive shall be entitled to benefits that are not less than the benefits payable under the Company's Long-Term Disability Plan as in effect on November 1, 1994. In the event that the Executive's Total Disability continues for a period of one hundred eighty (180) days (measured from the date the Executive became Totally Disabled), a Termination Date shall automatically occur, as provided in subparagraph (iv) of Section 3.1, at the end of such one hundred eighty day period (the "Disability Period"). The disability benefits payable under this Section 7.2 shall be paid in accordance with the terms of the Company's Long-Term Disability Plan as in effect on November 1, 1994.

               7.3 Cessation of Disability. Notwithstanding the provisions of Section 7.2, if prior to the end of the Disability Period, the Executive's Total Disability shall have ceased under the definition of Total Disability set forth in Section 7.4 and he shall have resumed his regular duties hereunder, the following special provisions shall apply: (i) this Agreement shall continue in full force and effect (except as otherwise provided in ARTICLE 3); and (ii) the Executive shall be entitled to resume his employment under this Agreement and to receive thereafter compensation in accordance with ARTICLE 4 as though he had not been Totally Disabled; provided, however, that unless the Executive shall perform his regular duties hereunder for a continuous period of at least sixty (60) days following a period of Total Disability before he again becomes Totally Disabled, he shall not be entitled to start a new Disability Period, but instead must continue under the remaining portion of the original Disability Period. In this event, the resumption of the original Disability Period shall commence on the date such Total Disability resumed.

               7.4 Definition of Total Disability. For purposes of this Agreement, "Total Disability" shall mean a physical or mental infirmity, or both, that entitles the Executive to a benefit under the Company's Long-Term Disability Plan as in effect on July 1, 1994.

               ARTICLE 8. DEATH BENEFIT. Upon the Termination Date that occurs on account of the Executive's death (as provided in subparagraph
(iii) of Section 3.1), the Company shall pay to the Executive's designated beneficiary (as determined pursuant to ARTICLE 16) an annual death benefit (the "Death Benefit") equal to twenty-five percent (25%) of the Executive's Average Base Salary (as defined in Section 6.1). The Death Benefit shall be payable to the Executive's designated beneficiary for five (5) years in approximately equal monthly installments on the first day of each calendar month commencing with the calendar month next following the month in which occurs the Executive's death and continuing for fifty-nine (59) consecutive calendar months thereafter.

               ARTICLE 9. DEATH FOLLOWING COMMENCEMENT OF PAYMENTS. Upon a Termination Date on account of an event entitling the Executive to receive payments pursuant to Section 6.1 or ARTICLES 7 or 12, and if he shall die prior to receiving any or all of the monthly installments to which he is due hereunder, then such remaining monthly installments shall be payable to his designated beneficiary (as determined pursuant to ARTICLE 16).

               ARTICLE 10. OTHER EMPLOYEE BENEFITS. In addition to the benefits provided under this Agreement, the Executive shall be entitled to participate in any and all retirement, health, disability, life insurance, nonqualified deferred compensation and tax-qualified retirement plans or any other plans or benefits offered by the Company to its executives generally, if and to the extent the Executive is eligible to participate in accordance with the terms and provisions of any such plan or benefit program. Nothing in this ARTICLE 10 is intended, or shall be construed, to require the Company to institute any particular plan, program or benefit. Benefits payable pursuant to this Agreement shall be in addition to benefits payable to the Executive under all other employee benefit plans or programs of the Company.
               ARTICLE 11. VACATION AND SICK LEAVE. The Executive shall be entitled to reasonable periods of vacation and sick leave during each Employment Year, commensurate with his position and in accordance with established Company policy. The Executive shall continue to receive his Base Salary during the time of his vacation and sick leave. Vacation and sick leave not taken during the applicable Employment Year cannot be accumulated and taken during a subsequent Employment Year nor will the Executive be paid for vacation and sick leave not taken.

               ARTICLE 12.  TERMINATION COMPENSATION.

               12.1 Monthly Compensation. Upon a Termination Date that occurs for any reason, the Executive shall be entitled to continue to receive his Base Salary through the last day of the month in which the Termination Date occurs (the "Termination Month").

               12.2 Compensation Continuance. In addition to the compensation provided for in Section 12.1, upon the termination of the Executive's employment by the Company's exercise of the Notice Exception or by the Executive for Good Reason, the Executive (or in the event of his subsequent death, his designated beneficiary) shall be entitled to continue to receive during the remainder of the Term following the last day of the Termination Month (the "Compensation Continuance Period"), the Base Salary (as increased each year to reflect increases in the cost of living) that he would have received pursuant to Section 4.1 during the Compensation Continuance Period if the Termination Date had not occurred and bonuses equal to the bonuses that would have been payable to the Executive under the Company's Cash Bonus Plan (or any successor plan or arrangement) based on the terms of such plan and the Executive's participation level immediately before the Termination Date. During the Compensation Continuance Period, the Executive shall (i) subject to the provisions of Section 6.2, continue to participate in all employee benefit plans or programs of the Company (as described in ARTICLE 10), and (ii) be available at reasonable times to provide consulting services to the Company.

               12.3 Special Severance Benefit. In addition to the compensation provided for in Sections 12.1 and 12.2, upon the termination of the Executive's employment by the Company's exercise of the Notice Exception, or by the Executive for Good Reason, or by the Company's giving notice which would cause the Term to expire at the end of the Initial Term or at the end of any succeeding Extension Period, the Executive (or in the event of his subsequent death, his designated beneficiary) shall be entitled to a special severance benefit (the "Severance Benefit") equal to his Base Salary and bonus under the Cash Bonus Plan (or any successor plan or arrangement) for the Employment Year just completed, which Severance Benefit shall be payable for one (1) year in approximately equal monthly installments commencing on the first day of the month next following the expiration of the Compensation Continuance Period (or the last day of the Termination Month, as the case may be), and continuing for eleven (11) consecutive calendar months thereafter (the "Severance Period"). The Severance Benefit payments shall be paid in accordance with the payroll schedule for salaried personnel of the Company.

See Section 6.1 for additional benefits the Executive may be entitled to receive following receipt of the compensation provided for in this ARTICLE 12.

               ARTICLE 13. POST-TERMINATION OBLIGATIONS. All payments and benefits to the Executive under this Agreement shall be subject to the Executive's compliance with the following provisions during the Term and following the termination of the Executive's employment:

               13.1 Assistance in Litigation. The Executive shall, upon reasonable notice, furnish such information and assistance to the Company as may reasonably be required by the Company in connection with any litigation in which it is, or may become, a party, and which arises out of facts and circumstances known to the Executive. The Company shall promptly reimburse the Executive for his out-of-pocket expenses incurred in connection with the fulfillment of his obligations under this Section 13.1.

               13.2 Confidential Information. The Executive shall not disclose or reveal to any unauthorized person any trade secret or other confidential information relating to the Company, its subsidiaries or affiliates, or to any businesses operated by them, and the Executive confirms that such information constitutes the exclusive property of the Company; provided, however, that the foregoing shall not prohibit the Executive from disclosing such information to the extent necessary or desirable in connection with obtaining financing for the Company (or furnishing such information under any agreements, documents or instruments under which such financing may have been obtained) or otherwise disclosing such information to third parties or governmental agencies in furtherance of the interests of the Company; or as may be required by law.

               13.3 Noncompetition. The Executive shall not: (i) prior to a Termination Date and for the one-year period following a Termination Date, without the prior written consent of the Company, engage directly or indirectly, as a licensee, owner, manager, consultant, officer, employee, director, investor or otherwise, in any business in competition with the Company; or

         (ii) usurp for his own benefit any corporate opportunity under consideration by the Company during his employment, unless the Company shall have finally decided not to take advantage of such corporate opportunity. The restrictions of part (i) of this
         Section 13.3 shall not apply if the employment of the Executive is terminated by the Company's exercise of the Notice Exception or by the Executive for Good Reason, and shall further not apply to a passive investment by the Executive constituting ownership of less than five percent (5%) of the equity of any entity engaged in any business described in part (i) of this Section 13.3. The amount, if any, payable to the Executive after a Termination Date but prior to the end of the Term shall be reduced, but not below zero, by the amount of any remuneration for personal services earned by or payable to the Executive by a business that is in competition with the Company. The Executive acknowledges that the possible restrictions on his activities which may occur as a result of his performance of his obligations under this Section 13.3 are required for the reasonable protection of the Company.

               13.4 Failure to Comply. In the event that the Executive shall fail to comply with any provision of this ARTICLE 13, and such failure shall continue for ten (10) days following delivery of notice thereof by the Company to the Executive, all rights hereunder of the Executive and any person claiming under or through him shall thereupon terminate and no person shall be entitled thereafter to receive any payments or benefits hereunder (except for benefits under employee benefit plans or programs as provided in ARTICLE 10 which have been earned or otherwise fixed or determined to be payable prior to such termination). In addition to the foregoing, in the event of a breach or threatened breach by the Executive of the provisions of this ARTICLE 13, the Company shall have and may exercise any and all other rights and remedies available to the Company at law or otherwise, including but not limited to obtaining an injunction from a court of competent jurisdiction enjoining and restraining the Executive from committing such violation, and the Executive hereby consents to the issuance of such injunction.

               ARTICLE 14. ADDITIONAL PAYMENTS BY COMPANY. In the event that any amount required to be paid or distributed to the Executive pursuant to this Agreement shall constitute a parachute payment within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), and the aggregate of such parachute payments and any other amounts otherwise required to be paid or distributed to the Executive by the Company shall cause the Executive to be subject to the excise tax on excess parachute payments under Section 4999 of the Code (the "Excise Tax"), or any successor or similar provision thereof, the Company shall pay to the Executive an additional amount (the "Gross-Up Payment") such that the net amount the Executive shall receive after the payment of any Excise Tax, shall equal the amount which he would have received if the Excise Tax had not been imposed. The Gross-Up Payment shall be the sum of the following:

               (a) The rate of the Excise Tax multiplied by the amount of the excess parachute payments;

               (b) Any federal income tax, social security tax, unemployment tax or Excise Tax imposed upon the Executive as a result of the Gross-Up Payment required to be made under this
         ARTICLE 14; and

               (c) Any state income or other tax imposed upon the Executive as a result of the Gross-Up Payment required to be made under this ARTICLE 14.

               For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation for individuals in the calendar year in which the Excise Tax is required to be paid. In addition, the Executive shall be deemed to pay state income taxes at a rate determined in accordance with the following formula:

               (1 - (highest marginal rate of federal income taxation for individuals)) x (highest marginal rate of Virginia income taxes for individuals in the calendar year in which the Excise Tax is required to be paid).

In the event the Executive is subject to the provisions of Section 68 of the Code, the combined federal and state income tax rate determined above shall be adjusted to reflect any loss in the federal deduction for state income taxes on the Gross-Up Payment.

               The Gross-Up Payment shall be made not later than the fifth
(5th) day, or as soon thereafter as the Company deems practicable, following the date the Executive becomes subject to payment of the Excise Tax; provided, however, that if the amount of such payment cannot be finally determined on or before such day, the Company shall pay to the Executive on such day an estimate, as determined in good faith by the Company, of the minimum amount of such payment and shall pay the remainder of such payment (together with interest at the rate provided under Section 1274(b)(2)(B) of the Code) as soon as the amount can be determined but no later than the thirtieth (30th) day after the date the Executive becomes subject to the payment of the Excise Tax. In the event the amount of the estimated payment exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to the Executive, payable on the fifth (5th) day after demand by the Company (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code).

               In the event that the Excise Tax is subsequently determined to be less than the amount taken into account hereunder at the time the Gross-Up Payment is made, the Executive shall repay to the Company at the time that the amount of such reduction in Excise Tax is finally determined, the portion of the Gross-Up Payment attributable to such reduction (plus the portion of the Gross-Up Payment attributable to the Excise Tax, federal and state taxes imposed on the Gross-Up Payment being repaid by the Executive, if such repayment results in a reduction in Excise Tax and/or a federal or state tax deduction) plus interest on the amount of such repayment at the rate provided in Section 1274(b)(2)(B) of the Code. The Executive shall not be required to make the payment described in the preceding sentence if he paid the Excise Tax to the

Internal Revenue Service and the period for requesting a refund for all or part of such Excise Tax payment has expired. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder at the time the Gross-Up Payment is made (including by reason of any payment the existence or amount of which cannot be determined at that time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest payable with respect to such excess) at the time that the amount of such excess is finally determined. The Company shall not be required to make the payment described in the preceding sentence if the period in which the Internal Revenue Service may assess additional Excise Tax against the Executive has expired.

               ARTICLE 15. ATTORNEYS' FEES. In the event that the Executive incurs any attorneys' fees in protecting or enforcing his rights under this Agreement or under any employee benefit plans or programs sponsored by the Company in which the Executive is a participant, the Company shall reimburse the Executive for such reasonable attorneys' fees and for any other reasonable expenses related thereto. Such reimbursement shall be made within thirty (30) days following final resolution of the dispute or occurrence giving rise to such fees and expenses.

               ARTICLE 16. BENEFICIARY. The Executive shall name one or more primary beneficiaries and one or more contingent beneficiaries, who shall be entitled to receive any death benefit payable under ARTICLE 8 or any benefits payable under ARTICLE 9 due to the Executive's death following commencement of payments under Section 6.1 or ARTICLES 7 or 12, which beneficiary or beneficiaries shall be subject to change from time to time by notice in writing to the Board. A beneficiary may be a trust, an individual or the Executive's estate. If the Executive fails to designate a beneficiary, primary or contingent, then and in such event, such benefit shall be paid to the surviving spouse of the Executive or, if he shall leave no surviving spouse, then to the Executive's estate. If a named beneficiary entitled to receive any death benefit is not living or in existence at the death of the Executive or dies prior to asserting a written claim for any such death benefit, then and in any such event, such death benefit shall be paid to the other primary beneficiary or beneficiaries named by the Executive who shall then be living or in existence, if any, otherwise to the contingent beneficiary or beneficiaries named by the Executive who shall then be living or in existence, if any; but if there are no primary or contingent beneficiaries then living or in existence, such benefit shall be paid to the surviving spouse of the Executive or, if he shall leave no surviving spouse, then to the Executive's estate. If a named beneficiary is receiving or is entitled to receive payments of any such death benefit and dies before receiving all of the payments due him, any remaining benefits shall be paid to the other primary beneficiary or beneficiaries named by the Executive who shall then be living or in existence, if any, otherwise to the contingent beneficiary or beneficiaries named by the Executive who shall then be living or in existence, if any; but if there are no primary or contingent beneficiaries then living or in existence, the balance shall be paid to the estate of the beneficiary who was last receiving the payments.

               ARTICLE 17. DECISIONS BY COMPANY; FACILITY OF PAYMENT. Any powers granted to the Board hereunder may be exercised by a committee, appointed by the Board, and such committee, if appointed, shall have general responsibility for the administration and interpretation of this Agreement. Subject to and to the extent not inconsistent with the provisions of ARTICLE 16, if the Board or the committee shall find that any person to whom any amount is or was payable hereunder is unable to care for his affairs because of illness or accident, or is a minor, or has died, then the Board or the committee, if it so elects, may direct that any payment due him or his estate (unless a prior claim therefore has been made by a duly appointed legal representative) or any part thereof be paid or applied for the benefit of such person or to or for the benefit of his spouse, children or other dependents, an institution maintaining or having custody of such person, any other person deemed by the Board or committee to be a proper recipient on behalf of such person otherwise entitled to payment, or any of them, in such manner and proportion as the Board or committee may deem proper. Any such payment shall be in complete discharge of the liability of the Company therefor.

               ARTICLE 18. INDEMNIFICATION. The Company shall indemnify the Executive during his employment and thereafter to the maximum extent permitted by applicable law for any and all liability of the Executive arising out of, or in connection with, his employment by the Company or membership on the Board; provided, that in no event shall such indemnity of the Executive at any time during the period of his employment by the Company be less than the maximum indemnity provided by the Company at any time during such period to any other officer or director under and indemnification insurance policy or the bylaws or charter of the Company or by agreement.

               ARTICLE 19. SOURCE OF PAYMENTS; NO TRUST. The obligations of the Company to make payments hereunder shall constitute a liability of the Company to the Executive. Such payments shall be from the general funds of the Company, and the Company shall not be required to establish or maintain any special or separate fund, or otherwise to segregate assets to assure that such payments shall be made, and neither the Executive nor his designated beneficiary shall have any interest in any particular asset of the Company by reason of its obligations hereunder. Nothing contained in this Agreement shall create or be construed as creating a trust of any kind or any other fiduciary relationship between the Company and the Executive or any other person. To the extent that any person acquires a right to receive payments from the Company hereunder, such right shall be no greater than the right of an unsecured creditor of the Company.

               ARTICLE 20. SEVERABILITY. All agreements and covenants contained herein are severable, and in the event any of them shall be held to be invalid by any competent court, this Agreement shall be interpreted as if such invalid agreements or covenants were not contained herein.

               ARTICLE 21. ASSIGNMENT PROHIBITED. This Agreement is personal to each of the parties hereto, and neither party may assign nor delegate any of his or its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that nothing in this ARTICLE 21 shall preclude (i) the Executive from designating a beneficiary to receive any benefit payable under this Agreement upon his death or (ii) the executors, administrators, or other legal representatives of the Executive or his estate from assigning any rights under this Agreement to the person or persons entitled thereto.

               ARTICLE 22. NO ATTACHMENT. Except as otherwise provided in this Agreement or required by applicable law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge or hypothecation or to execution, attachment, levy, or similar process or assignment by operation of law and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

               ARTICLE 23. HEADINGS. The headings of articles, paragraphs and sections herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

               ARTICLE 24. GOVERNING LAW. The parties intend that this Agreement and the performance hereunder and all suits and special proceedings hereunder shall be construed in accordance with and under and pursuant to the laws of the Commonwealth of Virginia and that in any action, special proceeding or other proceeding that may be brought arising out of, in connection with, or by reason of this Agreement, the laws of the Commonwealth of Virginia shall be applicable and shall govern to the exclusion of the law of any other forum, without regard to the jurisdiction in which any action or special proceeding may be instituted.

               ARTICLE 25. BINDING EFFECT. This Agreement shall be binding upon, and inure to the benefit of, the Executive and his heirs, executors, administrators and legal representatives and the Company and its permitted successors and assigns.

               ARTICLE 26. MERGER OR CONSOLIDATION. The Company will not consolidate or merge into or with another corporation, or transfer all or substantially all of its assets to another corporation (the "Successor Corporation") unless the Successor Corporation shall assume this Agreement, and upon such assumption, the Executive and the Successor Corporation shall become obligated to perform the terms and conditions of this Agreement.

               ARTICLE 27. COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

               ARTICLE 28. ENTIRE AGREEMENT. This Agreement expresses the whole and entire agreement between the parties with reference to the employment of the Executive and, as of the effective date hereof, supersedes and replaces any prior employment agreement, understanding or arrangement (whether written or oral) between the Company and the Executive. Each of the parties hereto has relied on his or its own judgment in entering into this Agreement.

               ARTICLE 29. NOTICES. All notices, requests and other communications to any party under this Agreement shall be in writing (including telefacsimile transmission or similar writing) and shall be given to such party at its address or telefacsimile number set forth below or such other address or telefacsimile number as such party may hereafter specify for the purpose by notice to the other party:

                     (a)   If to the Executive:

                           T. H. Faucett
                           512 Bridge Street
                           Danville, VA 24541

                     (b)   If to the Company:

                           Dibrell Brothers, Incorporated
                           512 Bridge Street
                           P.O. Box 681
                           Danville, Virginia 24541-0681
                           Fax Number:  (804) 791-0180

Each such notice, request or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means, when delivered at the address specified in this
ARTICLE 29.

               ARTICLE 30. PEP. The Company agrees that its Pension Equalization Plan shall be amended (i) to provide that the greater of (x) the Executive's actual age and service or (y) the Executive's projected age and service at the end of the Initial Term shall be used in determining whether the Executive is entitled to a benefit under the Company's Pension Equalization Plan and (ii) to provide that the Executive will be entitled to a benefit under the Company's Pension Equalization Plan if, prior to his separation from service (x) the sum of the Executive's age and service (pursuant to the amendment described in (i) above) is at least 82, (y) the Executive attains age 54 or more and (z) the Executive completes at least 24 years of service; provided, however, that such amendments shall not apply if the Executive's employment is terminated during the Initial Term for Cause or the Executive resigns during the Initial Term without Good Reason. The Company further agrees that except as provided in the preceding sentence, during the Term the Company's Pension Equalization Plan shall not be amended without the Executive's consent.

               ARTICLE 31. MODIFICATION OF AGREEMENT. No waiver or modification of this Agreement or of any covenant, condition, or limitation herein contained shall be valid unless in writing and duly executed by the party to be charged therewith. No evidence of any waiver or modification shall be offered or received in evidence at any proceeding, arbitration, or litigation between the parties hereto arising out of or affecting this Agreement, or the rights or obligations of the parties hereunder, unless such waiver or modification is in writing, duly executed as aforesaid. The parties further agree that the provisions of this ARTICLE 30 may not be waived except as herein set forth.

               ARTICLE 32. TAXES. To the extent required by applicable law, the Company shall deduct and withhold all necessary Social Security taxes and all necessary federal and state withholding taxes and any other similar sums required by law to be withheld from any payments made pursuant to the terms of this Agreement.

               ARTICLE 33. EFFECTIVENESS. This Agreement shall have no effect, and shall be null and void ab initio, if the Company and Monk-Austin, Inc. do not consummate the transaction described in Agreement and Plan of Reorganization, dated as of October 22, 1994, on or before June 30, 1995 (or as of any extension of such deadline as may be approved by the Company's Board of Directors or if the Company and Standard Commercial Corporation do not consummate a merger, combination or similar reorganization on or before June 30, 1995.

               ARTICLE 34. RECITALS. The Recitals to this Agreement are incorporated herein and shall constitute an integral part of this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.


                                 EXECUTIVE:



                                 /s/ L. N. Dibrell, III
                                 _______________________________(SEAL)
                                 L. N. DIBRELL, III


WITNESS:


/s/ Jo Annette Morris
_______________________________
JO ANNETTE MORRIS



                                 DIBRELL BROTHERS, INCORPORATED:



                                       John O. Hunnicutt
                                 By:____________________________________
                                        Vice President
                                       JOHN O. HUNNICUTT

Attest:


Debra H. Slaughter
_______________________________
Asst. Secretary

                                                              Exhibit 10.5

                           EMPLOYMENT AGREEMENT


         THIS EMPLOYMENT AGREEMENT (the "Agreement"), made and entered into on the 13th day of January, 1995, to be effective as of the 1st day of November, 1994, by and between DIBRELL BROTHERS, INCORPORATED (the "Company"), a corporation organized and existing under the laws of the Commonwealth of Virginia and having its principal office at Danville, Virginia, and H. P. GREEN, III (the "Executive"), an individual residing at Danville, Virginia.


                           R E C I T A L S:

         The Company is engaged in the business of purchasing and processing leaf tobacco and selling processed tobacco to manufacturers of cigarettes and other consumer tobacco products. The Executive is experienced in, and knowledgeable concerning, all aspects of the business of the Company. The Executive has heretofore been employed by the Company as its Senior Vice President. The Company desires to continue to employ the Executive as Senior Vice President of the Company, and the Executive desires to continue to be employed by the Company in that capacity. Furthermore, the Company desires to provide for the Executive certain disability, death, severance and supplemental retirement benefits in addition to those provided by the employee benefit plans of the Company. The Company and the Executive desire to reduce to writing the terms of their understanding and to provide for the Executive's continued employment by the Company pursuant to the terms of this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and obligations herein and the compensation the Company agrees herein to pay the Executive, and of other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Executive agree as follows:

               ARTICLE 1. EMPLOYMENT OF EXECUTIVE. Subject to the terms and conditions set forth in this Agreement, the Company hereby employs the Executive and the Executive hereby accepts such employment for the period stated in ARTICLE 3 of this Agreement.

               ARTICLE 2.    POSITION, RESPONSIBILITIES AND DUTIES.


               2.1 Position and Responsibilities. The Executive shall serve as Senior Vice President of the Company on the conditions herein provided. The Executive shall provide such executive services in the management of the Company's business not inconsistent with his position and the provisions of Section 2.2 as shall be assigned to him from time to time by the Board of Directors of the Company (the "Board") or by such officers of the Company as may be senior in authority to the Executive.

               2.2 Duties. In addition to having the responsibilities described in Section 2.1, the Executive shall also serve, if elected, as an officer and director of the Company or of any subsidiary or affiliate of the Company. Except for illness, reasonable vacation periods, and reasonable leaves of absence, the Executive shall devote his full business time, attention, skill, energies and efforts to the faithful performance of his duties hereunder and to the business and affairs of the Company and any subsidiary or affiliate of the Company and shall not during his employment by the Company be employed in any other business activity, whether or not such activity is pursued for gain, profit or other pecuniary advantage; provided however, that (i) with the approval of the Board, the Executive may serve, or continue to serve, on the board of directors of, and hold any other offices or positions in, other companies or organizations, which, in the Board's judgment, will not present any conflict of interest with the Company or any of its subsidiaries or affiliates or divisions, or materially affect the performance of the Executive's duties pursuant to this Agreement and (ii) the Executive shall not be prevented from investing his personal assets in any business which does not compete with the Company or with any subsidiary or affiliate of the Company, where the form or manner of such investment will not require substantial services on the part of the Executive in the operation of business in which such investment is made. Notwithstanding the foregoing, the duties of the Executive (i) shall not be expanded without the Executive's prior approval and (ii) shall not require him to relocate his residence from Danville, Virginia, and shall not make it impractical for him to continue to reside there or cause him to reside away from there for extended periods of time.

               ARTICLE 3.    TERM.

               3.1 Term of Employment. The term of the Executive's employment under this Agreement shall be effective as of November 1, 1994, and shall continue until the earliest to occur of the following (the "Termination Date"): (i) October 31, 1999 (except as otherwise provided in this Section 3.1); (ii) the last day of the Employment Year (as defined in this Section 3.1) in which the Executive attains the age of sixty-five (65); (iii) the date of death of the Executive; (iv) the date coinciding with the end of one hundred eighty (180) days of continuous "Total Disability" of the Executive (as defined in ARTICLE 7); (v) the specified date of termination under the Notice Exception (as defined in Section 3.2); (vi) the date of termination under the Cause Exception (as defined in Section 3.3); or (vii) the date the Executive terminates his employment for Good Reason (as defined in Section 3.4). In the event that the Initial Term (as defined in this Section 3.1) shall expire for the terminating event described in subparagraph (i) of this Section 3.1, then, notwithstanding the provisions of subparagraph (i) of this Section 3.1, the term of this Agreement shall be extended automatically, without any further action by the Company or the Executive, for successive one-year periods (each, an "Extension Period") following the expiration of the Initial Term (as defined in this Section 3.1) (by reason of the terminating event described in subparagraph (i) of this Section 3.1) or any succeeding one-year Extension Period (except as otherwise provided in this Section 3.1). If either party hereto desires for the Term to expire at the end of the Initial Term or at the end of any succeeding one-year Extension Period, such party shall give written notice of such desire to the other party no later than September 1 of the Employment Year (as defined in this Section 3.1) in which the Initial Term (as defined in this Section 3.1) will expire or September 1 of any succeeding one-year Extension Period. The "Initial Term" is the period beginning on November 1, 1994, and ending on October 31, 1999.
         All references herein to the term of the Executive's employment (the "Term") shall refer to the Initial Term and shall include any Extension Period. Each twelve-month period beginning November 1 during the Term is referred to herein as an "Employment Year."

               3.2 Termination of Giving Notice. If either party hereto desires to terminate the Executive's employment prior to the expiration of the Term, such party shall give not less than sixty
         (60) days written notice of such desire to the other party specifying the date of termination (the "Notice Exception"). Notwithstanding the foregoing, the Notice Exception shall not be effected by the Company while the Executive is Totally Disabled as provided in ARTICLE 7.

               3.3 Termination for Cause; Automatic Termination. The Company shall at all times have the right to discharge the Executive for Cause. For purposes of this Agreement, Cause shall be limited to one or more of the following: (i) habitual intoxication by the Executive while performing his duties under this Agreement; (ii) theft or embezzlement; (iii) alcoholism; (iv) drug addiction; (v) conviction of a felony; or (vi) willful, flagrant, deliberate and repeated infractions of material published policies and regulations of the Company of which the Executive has actual knowledge (the "Cause Exception"). If the Company desires to discharge the Executive under the Cause Exception, it shall give notice to the Executive as provided in
         Section 3.5 and the Executive shall have thirty (30) days after notice has been given to him in which to cure the reason for the Company's exercise of the Cause Exception. If the reason for the

         Company's exercise of the Cause Exception is timely cured by the Executive, the Company's notice shall become null and void. For purpose of this Agreement, Cause shall not include the Executive's Total Disability (as defined in Section 7.4).

               3.4 Good Reason. In addition to termination under the Notice Exception, the Executive may terminate his employment at any time for Good Reason (as defined in this Section 3.4). If the Executive desires to terminate his employment for Good Reason, he shall give notice to the Company as provided in Section 3.5. For purposes of this Section 3.4, "Good Reason" shall mean any of the following:

                     (a) The Executive's resignation from the Company's employment on account of the failure by the Board to reelect the Executive to a responsible executive position in the Company and the Executive then elects to leave the Company's employment within six (6) months of such failure to so reelect or reappoint the Executive;

                     (b) The Executive's resignation from the Company's employment on account of a material modification by the Board or any officer of the Company as may be senior in authority to the Executive of the duties, functions and responsibilities of the Executive as the Company's
               Senior Vice President without his consent within six (6) months of such modification; or

                     (c) The Executive's resignation from the Company's employment on account of any material breach of a provision of this Agreement by the Company, which breach is not cured within thirty (30) days after notice has been given to the Company by the Executive. Without limiting the generality of the foregoing sentence, the Company shall be in material breach of its obligations hereunder if, for example, the Company shall not permit the Executive to exercise such responsibilities as are consistent with the Executive's position and are of such a nature as are usually associated with such offices of a corporation engaged in substantially the same business as the Company, or the Executive shall at any time be required to report to anyone other than directly to the Board or any officer of the Company as may be senior in authority to the Executive, or the Company causes the Executive to relocate his residence from Danville, Virginia or makes it impractical for him to continue to reside there or causes him to reside away from there for extended periods of time, or the Company shall fail to make a payment when due to the Executive.

               3.5 Notice of Termination. Any termination by the Company under the Cause Exception or by the Executive for Good Reason shall be communicated by Notice of Termination to the other party hereto. For purposes of Sections 3.3 and 3.4, a "Notice of

         Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the termination date is other than the date of receipt of such notice, specifies the effective date of termination (with respect to the events described in Sections 3.4(a) and (b), such date shall be not more than 30 days after the giving of such notice).

               3.6   Rights of Executive Upon Termination of Employment.

               (a) Following a Termination Date that occurs on account of one of the terminating events described in subparagraphs (i), (ii),
         (v) or (vii) of Section 3.1, the rights of the Executive shall be as provided in ARTICLES 4, 5, 6, 9, 10, 12, 13, 14, 15, 16, 18 and
         26.


               (b) Following a Termination Date that occurs on account of the Executive's death as provided in subparagraph (iii) of
         Section 3.1, the rights of the Executive's personal representative and designated beneficiary (as determined pursuant to ARTICLE 16) shall be as provided in ARTICLES 4, 5, 8, 10, 12, 14, 15, 16, 18 and 26.

               (c) Following a Termination Date that occurs on account of the Executive's Total Disability as provided in subparagraph
         (iv) of Section 3.1, the rights of the Executive shall be as provided in ARTICLES 4, 5, 7, 9, 10, 12, 13, 14, 15, 16, 18 and
         26.

               (d) Following a Termination Date that occurs because the Executive is terminated for Cause as provided in subparagraph (vi) of Section 3.1, the rights of the Executive shall be as provided in ARTICLES 4, 5, 9, 10, 12, 13, 14, 15, 16, 18 and 26.

               ARTICLE 4. COMPENSATION. For all services rendered by the Executive during the Term and prior to a Termination Date, including without limitation, services as an executive, officer, director (except fees and reimbursements to which all members of the Board, or a subsidiary or affiliate of the Company, are generally entitled) or member of any committee of the Company or of any subsidiary, affiliate, or division thereof, the Company shall pay the Executive as compensation the following:

               4.1 Base Salary. The Executive shall be paid for his services during the Term and prior to a Termination Date a base annual salary of $155,000 (the "Base Salary"), payable in appropriate installments to conform with regular payroll dates for salaried personnel of the Company. The Executive's Base Salary shall be automatically increased on November 1 of each Employment Year to reflect increases in the cost of living (as hereinafter described). In no event, however, shall the Executive's Base Salary under this Agreement ever be less than $163,000. In addition to any cost of living increase in the Executive's Base

         Salary, the Board or its Compensation Committee may, in its sole discretion, increase the Executive's Base Salary based on his performance. The amount of any annual automatic cost of living increase in the Executive's Base Salary shall be determined by multiplying the most recent Base Salary times a fraction whose numerator shall be the Consumer Price Index (the "CPI") [All Urban Consumers, South Region Average (1982-84 = 100); All Items, Bureau of Labor Statistics of The United States Department of Labor], for the month of September next preceding the November 1 of the current Employment Year, and whose denominator shall be the CPI for the month of September next preceding the November 1 of the Employment Year immediately prior to the current Employment Year. If the quotient obtained in the foregoing fraction shall be a number less than one (1), the Base Salary shall be equal to the Base Salary of the Employment Year just completed. In the event
         (i) the CPI ceases to use the 1982-84 average of 100 as the base of calculation, or (ii) a substantial change is made in the quality or quantity of the items utilized in determining the CPI, or (iii) the publishing of the CPI shall be discontinued for any reason, the United States Department of Labor shall be requested to furnish a new index comparable to the CPI, together with the information which will make possible the conversion of such new index to replace the CPI for the purposes of computing the Base Salary as provided for herein. If for any reason the United States Department of Labor does not furnish such an index and information, the parties hereto shall thereafter accept and use, as determined by the Board, such other index or comparable statistics to measure the cost of living as shall be computed and published by (i) an agency of the United States Government, (ii) a reasonable financial periodical or (iii) a recognized authority mutually selected by the Company and the Executive.

               4.2 Cash Bonus Plan. In addition to the Base Salary provided for in Section 4.1, during the Term and prior to a Termination Date the Executive shall be eligible to participate in the Company's Cash Bonus Plan (or any successor plan or arrangement) and to receive bonuses in accordance with the terms of such plan. Any such bonus shall be payable in the manner provided in the Company's Cash Bonus Plan (or any successor plan or arrangement).

               ARTICLE 5. REIMBURSEMENT OF EXPENSES, OFFICE AND SECRETARIAL ASSISTANCE. The Company recognizes that the Executive will incur, from time to time, expenses for the benefit of the Company and in furtherance of the Company's business, including, but not limited to, expenses for entertainment, travel and other business expenses consistent with the Company's past practices. During (i) the Term and prior to a Termination Date and (ii) any Compensation Continuance Period (as defined in ARTICLE 12), the Executive will be reimbursed for his reasonable expenses incurred for the benefit of the Company in accordance with the general policy of the Company as adopted from time to time by the Board. To receive such reimbursement, the Executive must present to the Company an itemized accounting of such expenses, in such detail as the Company may reasonably request. The Company further agrees to furnish the Executive during (i) the Term and prior to any Termination Date, (ii) any Compensation Continuance Period (as defined in ARTICLE 12) with an office and such secretarial assistance as shall be suitable to the character of the Executive's position with the Company and adequate for the performance of his duties hereunder. In the event of the termination of the

Executive's employment for any reason, the Company shall reimburse the Executive (or in the event of death, his personal representative) for expenses incurred by the Executive on behalf of the Company prior to the Termination Date to the extent such expenses have not been previously reimbursed by the Company.

               ARTICLE 6. SPECIAL SUPPLEMENTAL RETIREMENT BENEFIT; SPECIAL HEALTH CARE BENEFIT.

               6.1 Special Supplemental Retirement Benefit. Upon a Termination Date (other than for one of the terminating events described in subparagraphs (iii), (iv) or (vi) of Section 3.1), whether voluntary or involuntary on the part of the Executive, the Executive shall be entitled to receive a special supplemental annual retirement benefit (the "Deferred Benefit") equal to fifty percent (50%) of his Average Base Salary (as defined in this Section 6.1) reduced (but not below zero), by the amount of any "Basic Benefit" (as defined in the Company's Pension Equalization
         Plan) payable to the Executive under the Company's Pension Equalization Plan. If the Executive is eligible to receive the Severance Benefit (as defined in ARTICLE 12), the Deferred Benefit shall be payable for nine (9) years in approximately equal monthly installments commencing on the first day of the month next following the end of the Severance Period (as defined in ARTICLE
         12) and continuing for one hundred seven (107) consecutive calendar months thereafter. If the Executive is not eligible to receive the Severance Benefit, the Deferred Benefit shall be payable for ten (10) years in approximately equal installments commencing on the first day of the month next following the end of the Employment Year in which the Term expires and continuing for one hundred nineteen (119) consecutive calendar months thereafter. The Deferred Benefit payments shall be paid in accordance with the payroll schedule for salaried personnel of the Company. For purposes of this Agreement, the "Average Base Salary" of the Executive shall mean the average of his annual Base Salary for the five (5) consecutive calendar years of employment pursuant to this Agreement (or, in the event the Executive does not have five (5) consecutive calendar years of employment pursuant to this Agreement, his annual salary for calendar years of employment prior to the date of this Agreement) ending coincident with or next preceding the Termination Date. If the Executive shall not have five (5) consecutive calendar years of employment, his Average Base Salary shall be equal to the Base Salary (or annual salary, as the case may be) for the calendar year of employment next preceding the Termination Date. Notwithstanding the foregoing, for purposes of this Section 6.1, the Executive's Average Base Salary shall in no event be less than $163,000. The Deferred Benefit payable under this Section 6.1 shall not affect the Executive's rights under the Company's Pension Equalization Plan.

               6.2 Special Health Care Benefit. In addition to the other benefits provided for in this Agreement, upon a Termination Date (other than for one of the terminating events described in subparagraph (iii) or (vi) of Section 3.1), the Executive shall be entitled for the period commencing on the Termination Date and ending on the date of the Executive's death (the "Coverage

         Period") to participate in any group health plan or program (whether insured or self-insured, or any combination thereof) provided by the Company for the benefit of its active employees or former employees (the "Company Plan"). The Company, consistent with sound business practices, shall use its best efforts to provide the Executive with coverage for the Executive and his spouse under the Company Plan during the Coverage Period (and any period thereafter to the extent required by applicable state and federal law), including, if necessary, amending the applicable provisions of the Company Plan and negotiating the addition of any necessary riders to any group health insurance contract. If the amount of the premium charged for coverage of the Executive and his spouse under the Company Plan shall exceed the amount of the premium charged an active employee participating in the Company Plan with respect to coverage under the Company Plan for the active employee and his spouse (or, the active employee and his family, in the event the Company Plan does not offer employee and spouse only coverage) (the "Maximum Premium Charge"), the amount of the premium charged for coverage of the Executive and his spouse under the Company Plan in excess of the Maximum Premium Charge shall be paid by the Company. In addition, the Company shall pay all or any portion of the Maximum Premium Charge with respect to the coverage of the Executive and his spouse to the extent of the highest premium paid by the Company for other retired executives of the Company. The portion of the Maximum Premium Charge not paid by the Company, if any, shall be paid by the Executive. If the amount of the premium charged to active employees participating in the Company Plan with respect to coverage under the Company Plan for such active employees and their spouses (or families, as the case may b to be paid for coverage of the Executive under such government programs shall be paid by the Executive.

               ARTICLE 7.  DISABILITY BENEFITS.

               7.1 Commencement of Total Disability. If the Executive suffers a "Total Disability" (as defined in Section 7.4), he shall be deemed totally disabled ("Totally Disabled") for purposes of this Agreement as of the date such Total Disability commenced.

               7.2 Benefits Payable Upon Total Disability. In the event of the Total Disability of the Executive, the Executive shall be entitled to benefits that are not less than the benefits payable under the Company's Long-Term Disability Plan as in effect on November 1, 1994. In the event that the Executive's Total Disability continues for a period of one hundred eighty (180) days (measured from the date the Executive became Totally Disabled), a Termination Date shall automatically occur, as provided in subparagraph (iv) of Section 3.1, at the end of such one hundred eighty day period (the "Disability Period"). The disability benefits payable under this Section 7.2 shall be paid in accordance with the terms of the Company's Long-Term Disability Plan as in effect on November 1, 1994.

               7.3 Cessation of Disability. Notwithstanding the provisions of Section 7.2, if prior to the end of the Disability Period, the Executive's Total Disability shall have ceased under the definition of Total Disability set forth in Section 7.4 and he shall have resumed his regular duties hereunder, the following special provisions shall apply: (i) this Agreement shall continue in full force and effect (except as otherwise provided in ARTICLE 3); and (ii) the Executive shall be entitled to resume his employment under this Agreement and to receive thereafter compensation in accordance with ARTICLE 4 as though he had not been Totally Disabled; provided, however, that unless the Executive shall perform his regular duties hereunder for a continuous period of at least sixty (60) days following a period of Total Disability before he again becomes Totally Disabled, he shall not be entitled to start a new Disability Period, but instead must continue under the remaining portion of the original Disability Period. In this event, the resumption of the original Disability Period shall commence on the date such Total Disability resumed.

               7.4 Definition of Total Disability. For purposes of this Agreement, "Total Disability" shall mean a physical or mental infirmity, or both, that entitles the Executive to a benefit under the Company's Long-Term Disability Plan as in effect on July 1, 1994.

               ARTICLE 8. DEATH BENEFIT. Upon the Termination Date that occurs on account of the Executive's death (as provided in subparagraph
(iii) of Section 3.1), the Company shall pay to the Executive's designated beneficiary (as determined pursuant to ARTICLE 16) an annual death benefit (the "Death Benefit") equal to twenty-five percent (25%) of the Executive's Average Base Salary (as defined in Section 6.1). The Death Benefit shall be payable to the Executive's designated beneficiary for five (5) years in approximately equal monthly installments on the first day of each calendar month commencing with the calendar month next following the month in which occurs the Executive's death and continuing for fifty-nine (59) consecutive calendar months thereafter.

               ARTICLE 9. DEATH FOLLOWING COMMENCEMENT OF PAYMENTS. Upon a Termination Date on account of an event entitling the Executive to receive payments pursuant to Section 6.1 or ARTICLES 7 or 12, and if he shall die prior to receiving any or all of the monthly installments to which he is due hereunder, then such remaining monthly installments shall be payable to his designated beneficiary (as determined pursuant to ARTICLE 16).

               ARTICLE 10. OTHER EMPLOYEE BENEFITS. In addition to the benefits provided under this Agreement, the Executive shall be entitled to participate in any and all retirement, health, disability, life insurance, nonqualified deferred compensation and tax-qualified retirement plans or any other plans or benefits offered by the Company to its executives generally, if and to the extent the Executive is eligible to participate in accordance with the terms and provisions of any such plan or benefit program. Nothing in this ARTICLE 10 is intended, or shall be construed, to require the Company to institute any particular plan, program or benefit. Benefits payable pursuant to this Agreement shall be in addition to benefits payable to the Executive under all other employee benefit plans or programs of the Company.
               ARTICLE 11. VACATION AND SICK LEAVE. The Executive shall be entitled to reasonable periods of vacation and sick leave during each Employment Year, commensurate with his position and in accordance with established Company policy. The Executive shall continue to receive his Base Salary during the time of his vacation and sick leave. Vacation and sick leave not taken during the applicable Employment Year cannot be accumulated and taken during a subsequent Employment Year nor will the Executive be paid for vacation and sick leave not taken.

               ARTICLE 12.  TERMINATION COMPENSATION.

               12.1 Monthly Compensation. Upon a Termination Date that occurs for any reason, the Executive shall be entitled to continue to receive his Base Salary through the last day of the month in which the Termination Date occurs (the "Termination Month").

               12.2 Compensation Continuance. In addition to the compensation provided for in Section 12.1, upon the termination of the Executive's employment by the Company's exercise of the Notice Exception or by the Executive for Good Reason, the Executive (or in the event of his subsequent death, his designated beneficiary) shall be entitled to continue to receive during the remainder of the Term following the last day of the Termination Month (the "Compensation Continuance Period"), the Base Salary (as increased each year to reflect increases in the cost of living) that he would have received pursuant to Section 4.1 during the Compensation Continuance Period if the Termination Date had not occurred and bonuses equal to the bonuses that would have been payable to the Executive under the Company's Cash Bonus Plan (or any successor plan or arrangement) based on the terms of such plan and the Executive's participation level immediately before the Termination Date. During the Compensation Continuance Period, the Executive shall (i) subject to the provisions of Section 6.2, continue to participate in all employee benefit plans or programs of the Company (as described in ARTICLE 10), and (ii) be available at reasonable times to provide consulting services to the Company.

               12.3 Special Severance Benefit. In addition to the compensation provided for in Sections 12.1 and 12.2, upon the termination of the Executive's employment by the Company's exercise of the Notice Exception, or by the Executive for Good Reason, or by the Company's giving notice which would cause the Term to expire at the end of the Initial Term or at the end of any succeeding Extension Period, the Executive (or in the event of his subsequent death, his designated beneficiary) shall be entitled to a special severance benefit (the "Severance Benefit") equal to his Base Salary and bonus under the Cash Bonus Plan (or any successor plan or arrangement) for the Employment Year just completed, which Severance Benefit shall be payable for one (1) year in approximately equal monthly installments commencing on the first day of the month next following the expiration of the Compensation Continuance Period (or the last day of the Termination Month, as the case may be), and continuing for eleven (11) consecutive calendar months thereafter (the "Severance Period"). The Severance Benefit payments shall be paid in accordance with the payroll schedule for salaried personnel of the Company.

See Section 6.1 for additional benefits the Executive may be entitled to receive following receipt of the compensation provided for in this ARTICLE 12.

               ARTICLE 13. POST-TERMINATION OBLIGATIONS. All payments and benefits to the Executive under this Agreement shall be subject to the Executive's compliance with the following provisions during the Term and following the termination of the Executive's employment:

               13.1 Assistance in Litigation. The Executive shall, upon reasonable notice, furnish such information and assistance to the Company as may reasonably be required by the Company in connection with any litigation in which it is, or may become, a party, and which arises out of facts and circumstances known to the Executive. The Company shall promptly reimburse the Executive for his out-of-pocket expenses incurred in connection with the fulfillment of his obligations under this Section 13.1.

               13.2 Confidential Information. The Executive shall not disclose or reveal to any unauthorized person any trade secret or other confidential information relating to the Company, its subsidiaries or affiliates, or to any businesses operated by them, and the Executive confirms that such information constitutes the exclusive property of the Company; provided, however, that the foregoing shall not prohibit the Executive from disclosing such information to the extent necessary or desirable in connection with obtaining financing for the Company (or furnishing such information under any agreements, documents or instruments under which such financing may have been obtained) or otherwise disclosing such information to third parties or governmental agencies in furtherance of the interests of the Company; or as may be required by law.

               13.3 Noncompetition. The Executive shall not: (i) prior to a Termination Date and for the one-year period following a Termination Date, without the prior written consent of the Company, engage directly or indirectly, as a licensee, owner, manager, consultant, officer, employee, director, investor or otherwise, in any business in competition with the Company; or

         (ii) usurp for his own benefit any corporate opportunity under consideration by the Company during his employment, unless the Company shall have finally decided not to take advantage of such corporate opportunity. The restrictions of part (i) of this
         Section 13.3 shall not apply if the employment of the Executive is terminated by the Company's exercise of the Notice Exception or by the Executive for Good Reason, and shall further not apply to a passive investment by the Executive constituting ownership of less than five percent (5%) of the equity of any entity engaged in any business described in part (i) of this Section 13.3. The amount, if any, payable to the Executive after a Termination Date but prior to the end of the Term shall be reduced, but not below zero, by the amount of any remuneration for personal services earned by or payable to the Executive by a business that is in competition with the Company. The Executive acknowledges that the possible restrictions on his activities which may occur as a result of his performance of his obligations under this Section 13.3 are required for the reasonable protection of the Company.

               13.4 Failure to Comply. In the event that the Executive shall fail to comply with any provision of this ARTICLE 13, and such failure shall continue for ten (10) days following delivery of notice thereof by the Company to the Executive, all rights hereunder of the Executive and any person claiming under or through him shall thereupon terminate and no person shall be entitled thereafter to receive any payments or benefits hereunder (except for benefits under employee benefit plans or programs as provided in ARTICLE 10 which have been earned or otherwise fixed or determined to be payable prior to such termination). In addition to the foregoing, in the event of a breach or threatened breach by the Executive of the provisions of this ARTICLE 13, the Company shall have and may exercise any and all other rights and remedies available to the Company at law or otherwise, including but not limited to obtaining an injunction from a court of competent jurisdiction enjoining and restraining the Executive from committing such violation, and the Executive hereby consents to the issuance of such injunction.

               ARTICLE 14. ADDITIONAL PAYMENTS BY COMPANY. In the event that any amount required to be paid or distributed to the Executive pursuant to this Agreement shall constitute a parachute payment within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), and the aggregate of such parachute payments and any other amounts otherwise required to be paid or distributed to the Executive by the Company shall cause the Executive to be subject to the excise tax on excess parachute payments under Section 4999 of the Code (the "Excise Tax"), or any successor or similar provision thereof, the Company shall pay to the Executive an additional amount (the "Gross-Up Payment") such that the net amount the Executive shall receive after the payment of any Excise Tax, shall equal the amount which he would have received if the Excise Tax had not been imposed. The Gross-Up Payment shall be the sum of the following:

               (a) The rate of the Excise Tax multiplied by the amount of the excess parachute payments;

               (b) Any federal income tax, social security tax, unemployment tax or Excise Tax imposed upon the Executive as a result of the Gross-Up Payment required to be made under this
         ARTICLE 14; and

               (c) Any state income or other tax imposed upon the Executive as a result of the Gross-Up Payment required to be made under this ARTICLE 14.

               For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation for individuals in the calendar year in which the Excise Tax is required to be paid. In addition, the Executive shall be deemed to pay state income taxes at a rate determined in accordance with the following formula:

               (1 - (highest marginal rate of federal income taxation for individuals)) x (highest marginal rate of Virginia income taxes for individuals in the calendar year in which the Excise Tax is required to be paid).

In the event the Executive is subject to the provisions of Section 68 of the Code, the combined federal and state income tax rate determined above shall be adjusted to reflect any loss in the federal deduction for state income taxes on the Gross-Up Payment.

               The Gross-Up Payment shall be made not later than the fifth
(5th) day, or as soon thereafter as the Company deems practicable, following the date the Executive becomes subject to payment of the Excise Tax; provided, however, that if the amount of such payment cannot be finally determined on or before such day, the Company shall pay to the Executive on such day an estimate, as determined in good faith by the Company, of the minimum amount of such payment and shall pay the remainder of such payment (together with interest at the rate provided under Section 1274(b)(2)(B) of the Code) as soon as the amount can be determined but no later than the thirtieth (30th) day after the date the Executive becomes subject to the payment of the Excise Tax. In the event the amount of the estimated payment exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to the Executive, payable on the fifth (5th) day after demand by the Company (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code).

               In the event that the Excise Tax is subsequently determined to be less than the amount taken into account hereunder at the time the Gross-Up Payment is made, the Executive shall repay to the Company at the time that the amount of such reduction in Excise Tax is finally determined, the portion of the Gross-Up Payment attributable to such reduction (plus the portion of the Gross-Up Payment attributable to the Excise Tax, federal and state taxes imposed on the Gross-Up Payment being repaid by the Executive, if such repayment results in a reduction in Excise Tax and/or a federal or state tax deduction) plus interest on the amount of such repayment at the rate provided in Section 1274(b)(2)(B) of the Code. The Executive shall not be required to make the payment described in the preceding sentence if he paid the Excise Tax to the

Internal Revenue Service and the period for requesting a refund for all or part of such Excise Tax payment has expired. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder at the time the Gross-Up Payment is made (including by reason of any payment the existence or amount of which cannot be determined at that time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest payable with respect to such excess) at the time that the amount of such excess is finally determined. The Company shall not be required to make the payment described in the preceding sentence if the period in which the Internal Revenue Service may assess additional Excise Tax against the Executive has expired.

               ARTICLE 15. ATTORNEYS' FEES. In the event that the Executive incurs any attorneys' fees in protecting or enforcing his rights under this Agreement or under any employee benefit plans or programs sponsored by the Company in which the Executive is a participant, the Company shall reimburse the Executive for such reasonable attorneys' fees and for any other reasonable expenses related thereto. Such reimbursement shall be made within thirty (30) days following final resolution of the dispute or occurrence giving rise to such fees and expenses.

               ARTICLE 16. BENEFICIARY. The Executive shall name one or more primary beneficiaries and one or more contingent beneficiaries, who shall be entitled to receive any death benefit payable under ARTICLE 8 or any benefits payable under ARTICLE 9 due to the Executive's death following commencement of payments under Section 6.1 or ARTICLES 7 or 12, which beneficiary or beneficiaries shall be subject to change from time to time by notice in writing to the Board. A beneficiary may be a trust, an individual or the Executive's estate. If the Executive fails to designate a beneficiary, primary or contingent, then and in such event, such benefit shall be paid to the surviving spouse of the Executive or, if he shall leave no surviving spouse, then to the Executive's estate. If a named beneficiary entitled to receive any death benefit is not living or in existence at the death of the Executive or dies prior to asserting a written claim for any such death benefit, then and in any such event, such death benefit shall be paid to the other primary beneficiary or beneficiaries named by the Executive who shall then be living or in existence, if any, otherwise to the contingent beneficiary or beneficiaries named by the Executive who shall then be living or in existence, if any; but if there are no primary or contingent beneficiaries then living or in existence, such benefit shall be paid to the surviving spouse of the Executive or, if he shall leave no surviving spouse, then to the Executive's estate. If a named beneficiary is receiving or is entitled to receive payments of any such death benefit and dies before receiving all of the payments due him, any remaining benefits shall be paid to the other primary beneficiary or beneficiaries named by the Executive who shall then be living or in existence, if any, otherwise to the contingent beneficiary or beneficiaries named by the Executive who shall then be living or in existence, if any; but if there are no primary or contingent beneficiaries then living or in existence, the balance shall be paid to the estate of the beneficiary who was last receiving the payments.

               ARTICLE 17. DECISIONS BY COMPANY; FACILITY OF PAYMENT. Any powers granted to the Board hereunder may be exercised by a committee, appointed by the Board, and such committee, if appointed, shall have general responsibility for the administration and interpretation of this Agreement. Subject to and to the extent not inconsistent with the provisions of ARTICLE 16, if the Board or the committee shall find that any person to whom any amount is or was payable hereunder is unable to care for his affairs because of illness or accident, or is a minor, or has died, then the Board or the committee, if it so elects, may direct that any payment due him or his estate (unless a prior claim therefore has been made by a duly appointed legal representative) or any part thereof be paid or applied for the benefit of such person or to or for the benefit of his spouse, children or other dependents, an institution maintaining or having custody of such person, any other person deemed by the Board or committee to be a proper recipient on behalf of such person otherwise entitled to payment, or any of them, in such manner and proportion as the Board or committee may deem proper. Any such payment shall be in complete discharge of the liability of the Company therefor.

               ARTICLE 18. INDEMNIFICATION. The Company shall indemnify the Executive during his employment and thereafter to the maximum extent permitted by applicable law for any and all liability of the Executive arising out of, or in connection with, his employment by the Company or membership on the Board; provided, that in no event shall such indemnity of the Executive at any time during the period of his employment by the Company be less than the maximum indemnity provided by the Company at any time during such period to any other officer or director under and indemnification insurance policy or the bylaws or charter of the Company or by agreement.

               ARTICLE 19. SOURCE OF PAYMENTS; NO TRUST. The obligations of the Company to make payments hereunder shall constitute a liability of the Company to the Executive. Such payments shall be from the general funds of the Company, and the Company shall not be required to establish or maintain any special or separate fund, or otherwise to segregate assets to assure that such payments shall be made, and neither the Executive nor his designated beneficiary shall have any interest in any particular asset of the Company by reason of its obligations hereunder. Nothing contained in this Agreement shall create or be construed as creating a trust of any kind or any other fiduciary relationship between the Company and the Executive or any other person. To the extent that any person acquires a right to receive payments from the Company hereunder, such right shall be no greater than the right of an unsecured creditor of the Company.

               ARTICLE 20. SEVERABILITY. All agreements and covenants contained herein are severable, and in the event any of them shall be held to be invalid by any competent court, this Agreement shall be interpreted as if such invalid agreements or covenants were not contained herein.

               ARTICLE 21. ASSIGNMENT PROHIBITED. This Agreement is personal to each of the parties hereto, and neither party may assign nor delegate any of his or its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that nothing in this ARTICLE 21 shall preclude (i) the Executive from designating a beneficiary to receive any benefit payable under this Agreement upon his death or (ii) the executors, administrators, or other legal representatives of the Executive or his estate from assigning any rights under this Agreement to the person or persons entitled thereto.

               ARTICLE 22. NO ATTACHMENT. Except as otherwise provided in this Agreement or required by applicable law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge or hypothecation or to execution, attachment, levy, or similar process or assignment by operation of law and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

               ARTICLE 23. HEADINGS. The headings of articles, paragraphs and sections herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

               ARTICLE 24. GOVERNING LAW. The parties intend that this Agreement and the performance hereunder and all suits and special proceedings hereunder shall be construed in accordance with and under and pursuant to the laws of the Commonwealth of Virginia and that in any action, special proceeding or other proceeding that may be brought arising out of, in connection with, or by reason of this Agreement, the laws of the Commonwealth of Virginia shall be applicable and shall govern to the exclusion of the law of any other forum, without regard to the jurisdiction in which any action or special proceeding may be instituted.

               ARTICLE 25. BINDING EFFECT. This Agreement shall be binding upon, and inure to the benefit of, the Executive and his heirs, executors, administrators and legal representatives and the Company and its permitted successors and assigns.

               ARTICLE 26. MERGER OR CONSOLIDATION. The Company will not consolidate or merge into or with another corporation, or transfer all or substantially all of its assets to another corporation (the "Successor Corporation") unless the Successor Corporation shall assume this Agreement, and upon such assumption, the Executive and the Successor Corporation shall become obligated to perform the terms and conditions of this Agreement.

               ARTICLE 27. COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

               ARTICLE 28. ENTIRE AGREEMENT. This Agreement expresses the whole and entire agreement between the parties with reference to the employment of the Executive and, as of the effective date hereof, supersedes and replaces any prior employment agreement, understanding or arrangement (whether written or oral) between the Company and the Executive. Each of the parties hereto has relied on his or its own judgment in entering into this Agreement.

               ARTICLE 29. NOTICES. All notices, requests and other communications to any party under this Agreement shall be in writing (including telefacsimile transmission or similar writing) and shall be given to such party at its address or telefacsimile number set forth below or such other address or telefacsimile number as such party may hereafter specify for the purpose by notice to the other party:

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

                     (a)   If to the Executive:

                           T. H. Faucett
                           512 Bridge Street
                           Danville, VA 24541

                     (b)   If to the Company:

                           Dibrell Brothers, Incorporated
                           512 Bridge Street
                           P.O. Box 681
                           Danville, Virginia 24541-0681
                           Fax Number:  (804) 791-0180

Each such notice, request or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means, when delivered at the address specified in this
ARTICLE 29.

               ARTICLE 30. PEP. The Company agrees that its Pension Equalization Plan shall be amended (i) to provide that the greater of (x) the Executive's actual age and service or (y) the Executive's projected age and service at the end of the Initial Term shall be used in determining whether the Executive is entitled to a benefit under the Company's Pension Equalization Plan and (ii) to provide that the Executive will be entitled to a benefit under the Company's Pension Equalization Plan if, prior to his separation from service (x) the sum of the Executive's age and service (pursuant to the amendment described in (i) above) is at least 82, (y) the Executive attains age 54 or more and (z) the Executive completes at least 24 years of service; provided, however, that such amendments shall not apply if the Executive's employment is terminated during the Initial Term for Cause or the Executive resigns during the Initial Term without Good Reason. The Company further agrees that except as provided in the preceding sentence, during the Term the Company's Pension Equalization Plan shall not be amended without the Executive's consent.

               ARTICLE 31. MODIFICATION OF AGREEMENT. No waiver or modification of this Agreement or of any covenant, condition, or limitation herein contained shall be valid unless in writing and duly executed by the party to be charged therewith. No evidence of any waiver or modification shall be offered or received in evidence at any proceeding, arbitration, or litigation between the parties hereto arising out of or affecting this Agreement, or the rights or obligations of the parties hereunder, unless such waiver or modification is in writing, duly executed as aforesaid. The parties further agree that the provisions of this ARTICLE 30 may not be waived except as herein set forth.

               ARTICLE 32. TAXES. To the extent required by applicable law, the Company shall deduct and withhold all necessary Social Security taxes and all necessary federal and state withholding taxes and any other similar sums required by law to be withheld from any payments made pursuant to the terms of this Agreement.

               ARTICLE 33. EFFECTIVENESS. This Agreement shall have no effect, and shall be null and void ab initio, if the Company and Monk-Austin, Inc. do not consummate the transaction described in Agreement and Plan of Reorganization, dated as of October 22, 1994, on or before June 30, 1995 (or as of any extension of such deadline as may be approved by the Company's Board of Directors or if the Company and Standard Commercial Corporation do not consummate a merger, combination or similar reorganization on or before June 30, 1995.

               ARTICLE 34. RECITALS. The Recitals to this Agreement are incorporated herein and shall constitute an integral part of this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.


                                 EXECUTIVE:



                                 /s/ H. P. Green, III
                                 _______________________________(SEAL)
                                 H. P. GREEN, III


WITNESS:


/s/ T. W. Oakes
_______________________________
T. W. OAKES



                                 DIBRELL BROTHERS, INCORPORATED:



                                       John O. Hunnicutt
                                 By:____________________________________
                                        Vice President
                                       JOHN O. HUNNICUTT

Attest:


Debra H. Slaughter
_______________________________
Asst. Secretary

                                                           Exhibit 10.6










                               January 11, 1995


Mr. _______________
512 Bridge Street
Danville, VA 24541

                           Option and SAR Agreements

Dear Mr. Owen:

         As you know, the Omnibus Stock Incentive Plan gives the Compensation Committee broad discretion and authority with respect to the administration of the Plan. For example, the Committee prescribes the terms of awards and approves the agreements that evidence awards. The Committee also may adopt rules and regulations and make interpretations that are necessary or desirable for the administration of the Plan.

         At its meeting on December 20, 1994, the Committee approved an employment agreement, effective as of November 1, 1994, between you and Dibrell Brothers, Incorporated (the "Employment Agreement"). The Committee also considered how the agreements evidencing your outstanding awards under the Plan should be interpreted in light of your and Dibrell's intent in entering into the Employment Agreement.

         Paragraph 3 of your outstanding option and SAR agreements provide that your rights under the awards will terminate upon your separation from service for reasons other than death, disability or retirement. The Committee determined that during the Initial Term, Paragraph 3 will not be applied to extinguish your rights under outstanding options and SARs unless your employment is terminated with Cause or you resign without Good Reason. For this purpose, the terms Cause, Good Reason and Initial Term have the same meaning given them in the Employment Agreement.

         The Committee's determination does not affect your rights under outstanding options and SARs in the event of your death, disability or retirement. Your rights (or those of your estate or beneficiary) will be governed by Paragraphs 4, 5 and 6 of the option and SAR agreements in the event that your employment terminates for either of those reasons.

         You should keep this letter with the agreements evidencing your outstanding options and SARs. If you have any questions about the Committee's action, please do not hesitate to contact me.

                                 Sincerely yours,


                                 John O. Hunnicutt
                                 Vice President - Administration
                                   and Secretary
hmb
                                     - 111 -